UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

PRIMORIS SERVICES CORPORATION

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A Message from Our Chairman

“We want to thank you, our shareholders, for your trust in us and our business model. We pledge to do our best to continue to earn and reward that confidence.”
DEAR STOCKHOLDERS:
On behalf of the Board of Directors, I am pleased to invite you to attend the 2021 Annual Meeting of Stockholders of Primoris Services Corporation, a Delaware corporation (Nasdaq:PRIM), to be held on Tuesday, May 4, 2021, at 9:00 a.m. Central Time, on the 8th floor of our office building at 2300 N. Field Street, Dallas, Texas 75201. Masks and other COVID-19 safety protocols will be required at the event.
To accommodate ongoing public health issues surrounding the COVID-19 virus, we are also providing virtual access to the meeting. To participate virtually, register at https://www.viewproxy.com/Primoris/2021/ by 11:59 p.m. Central Time on April 30, 2021. Enter your name, phone number, the control number from your proxy card, and email address as part of the registration process, following which you will receive an email confirming your registration and providing your password to attend the meeting.
As always, we encourage you to vote your shares prior to the annual meeting by completing and returning the enclosed proxy card.
As we vote on the election of new board members, I want to thank our two retiring board members, Tom Tucker, who joined our board in 2008, and Pete Brown, who joined in 2009. Their wisdom and contribution over more than a decade have been invaluable.
During the Annual Meeting, we will discuss each item of business described in the accompanying Notice of the 2021 Annual Meeting of Stockholders and Proxy Statement. We encourage you to read these materials and the Annual Report to Stockholders on SEC Form 10-K carefully. A copy of the Annual Report is included in this mailing. These materials are also available on our website at www.primoriscorp.com.
Your vote is important to ensure the presence of a quorum, whether or not you plan to attend the meeting. I hope you will make certain that your shares are represented and voted by signing, dating and promptly mailing your enclosed proxy card. If you attend the Annual Meeting of Stockholders in person or virtually, you will have the right to vote during the meeting if you so desire. If you hold your shares through an account with a broker, nominee, fiduciary or other custodian, please follow the instructions you receive from them to vote your shares.
Thank you for your ongoing support of and continued interest in Primoris Services Corporation.
By Order of the Board of Directors,
David L. King
Chairman of the Board

2300 N. Field Street, Suite 1900 Dallas, Texas 75201 www.primoriscorp.com
Notice of the 2021
Annual Meeting of Stockholders
March 25, 2021
To Our Stockholders:
The 2021 Annual Meeting of Stockholders of Primoris Services Corporation, a Delaware corporation, will be held on Tuesday, May 4, 2021, at 9:00 a.m., Central Time, on the 8th floor of our office building at 2300 N. Field Street, Dallas, Texas 75201. To accommodate ongoing public health issues surrounding the COVID-19 virus, we are also providing virtual access to the meeting.
Only stockholders that owned shares of our common stock at the close of business on March 15, 2021 are entitled to vote at the Annual Meeting. A list of our stockholders will be made available at our principal executive offices at 2300 N. Field Street, Suite 1900, Dallas, Texas 75201 during ordinary business hours for ten days prior to the Annual Meeting and will also be available at the Annual Meeting.
At the Annual Meeting, we will consider the following proposals, which are described in detail in the accompanying Proxy Statement:
1.
to elect nine directors to hold office for a one-year term expiring at the Annual Meeting of Stockholders to be held in 2022 or until a successor is elected and qualified;

2.
to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

3.
to transact such other business as may properly come before the Annual Meeting and all adjournments or postponements thereof.

Attending the Annual Meeting Virtually
We have created and implemented the virtual format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual Annual Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the company and our stockholders time and money, especially as physical attendance at meetings has dwindled. We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our Board of Directors or management. During the live Q&A session of the Annual Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits.
Both stockholders of record and stockholders who hold their shares in “street name” will need to register to be able to attend the Annual Meeting via live audio webcast, submit their questions, and vote their shares electronically at the Annual Meeting by following the instructions below. Questions by stockholders can be submitted via the meeting website either in advance of or during the Annual Meeting.
WHEN IS THE MEETING?
Tuesday, May 4, 2021, at 9:00 a.m., Central Time HOW DO I ACCESS THE VIRTUAL MEETING?
Log in at https://www.viewproxy.com/Primoris/2021/vm and use the password you received via the registration confirmation email and the control number found on your proxy card
WHO CAN VOTE?
Only stockholders that owned shares of our common stock at the close of business on March 15, 2021 are entitled to vote

If you are a stockholder of record, you must:

•
Register at https://www.viewproxy.com/Primoris/2021/ by 11:59 p.m. Central Time on April 30, 2021. You will need to enter your name, phone number, control number (which is included on your proxy card), and email address as part of the registration process, following which you will receive an email confirming your registration and providing your password to attend the Annual Meeting.

•
On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in at https://www.viewproxy.com/Primoris/2021/vm and using the password you received via the registration confirmation email and the control number found on your proxy card.

•
If you wish to vote your shares electronically at the Annual Meeting, you will need to visit the link provided during the Annual Meeting while the polls are open, and you will need your control number found on your proxy card.

If your shares are held in a “street name”, you must:
• Obtain a legal proxy from your broker, bank, or other nominee.

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Register at https://www.viewproxy.com/Primoris/2021/ by 11:59 p.m. Central Time on April 30, 2021. You will need to enter your name, phone number, and email address and provide a copy of the legal proxy (which may be uploaded to the registration website or emailed to VirtualMeeting@viewproxy.com) as part of the registration process, following which you will receive an email confirming your registration and providing your password and virtual control number to attend the Annual Meeting. Please note that if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting, but you will be unable to vote your shares electronically during the Annual Meeting.

•
On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in at https://www.viewproxy.com/Primoris/2021/vm and using the password you received via the registration confirmation email and the virtual control number assigned to you in the registration confirmation email.

•
If you wish to vote your shares electronically at the Annual Meeting, you will need to visit the link provided during the Annual Meeting while the polls are open, and you will need your virtual control number assigned to you in the registration confirmation email.

Technical Difficulties
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live audio webcast. Please be sure to check in by 8:30 a.m. Central Time on May 4, 2021, the day of the Annual Meeting, so we may address any technical difficulties before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the Annual Meeting live audio webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.
PLEASE VOTE PROMPTLY—YOUR PROXY IS REVOCABLE AND YOU MAY VOTE IN PERSON AT THE MEETING IF YOU WISH.
References to “Primoris”, the “Company”, “we”, “us” or “our” in this Notice and the accompanying Proxy Statement refer to Primoris Services Corporation and its subsidiaries and affiliates, unless otherwise indicated.
By Order of the Board of Directors,

John M. Perisich Executive Vice President, Chief Legal Officer and Secretary
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 4, 2021: This Proxy Statement and our Annual Report are available free of charge at https://www.cstproxy.com/Primoris/2021, a site that does not have “cookies” that identify visitors to the site.

PROXY STATEMENT SUMMARY

Voting Matters, Vote Recommendations and Rationale
Voting Matter	Board Voting Recommendation

Proposal 1: Election of Directors
The board believes that each of the director nominees possess the right set of skills, experience and background necessary to oversee our business and protect the interests of shareholders.
FOR each nominee (see page 8)
Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm	FOR
The Board and the Audit Committee believe that the retention of Moss Adams LLP is in the best interests of the Company and its stockholders.
How to Vote
In Person	Vote by Mail	Changing your vote after returning your proxy card
Stockholders of Record

You may vote in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.
Please complete and properly sign and date the accompanying proxy card and return it to the Transfer Agent in the accompanying pre-addressed envelope.
You can revoke your proxy before it is exercised at the meeting by:
•
delivering written notice of revocation of the proxy to our Secretary prior to the Annual Meeting;

•
executing and delivering a later dated proxy card to our Secretary; or

•
attending and voting by ballot in person at the Annual Meeting.

Beneficial Owners
You may vote in person at the Annual Meeting by obtaining a signed ‘‘legal proxy’’ from the record holder (e.g., your broker, bank or nominee) prior to the meeting. Please bring your signed ‘‘legal proxy’’ and proof of identification to the meeting.
Please follow the instructions provided by your broker, bank or nominee. You may vote by mail by completing, signing and dating the voting instruction card provided by your broker, bank or nominee and mailing the card to such entities in the accompanying pre-addressed envelopes.
You may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote at the Annual Meeting.

2021 PROXY STATEMENT	PRIMORIS | 1

Proxy Statement Summary
Who We Are
OUR VISION

Be a leader in every market we serve and be a trusted service provider and partner to our clients.

OUR MISSION

Built on a foundation of trust, we provide our clients with unmatched value, our employees with a safe work environment and entrepreneurial culture, our shareholders with results, and the communities we serve with innovation and excellence.

OUR CORE VALUES
Passion.	We are passionate about our success and the success of our customers.
Resilience.	We get stronger with every challenge.
Inspiration.	We seek to inspire an entrepreneurial spirit within the company.
Motivation.	We believe in motivating our people to be the best they can be.
Openness.	We are open to all forms of diversity.
Reliability.	We always follow through on our commitments.
Integrity.	We act with integrity in everything we do.
Safety.	We believe that “no business objective is so important that it will be pursued at the sacrifice of safety.”
PRIMORIS.	It’s who we are.

2 | PRIMORIS	2021 PROXY STATEMENT

Proxy Statement Summary
CORPORATE PROFILE

Primoris Services Corporation (Primoris), has grown to become one of the leading providers of specialty contracting services operating mainly in the US and Canada. Through its subsidiaries, Primoris’ comprehensive suite of critical infrastructure services includes a wide range of specialty contracting services, maintenance, procurement and engineering services to major public utilities, telecommunications providers, petrochemical and energy companies, and municipalities. Much more than the sum of its parts, Primoris designs, bids, builds, and relies on the collective power and ingenuity of its member companies to drive, deliver, and innovate.

OUR HISTORY

Our roots go back to 1960 with the founding of ARB, Inc., a Bakersfield, California, pipeline construction company. ARB, Inc. met the growing demand for energy infrastructure that accompanied the mid-century oil boom in the west and quickly established a reputation for great quality and reliability. ARB, Inc.’s work and reputation fueled significant growth and laid the foundation for Primoris, which is today one of the largest specialty contractors in the country.
Primoris was formed in 2003, and we became a Delaware public company in July 2008 when we merged with a special purpose acquisition company (a non-operating shell company). Since that time, we have grown organically and through strategic acquisitions, which has allowed us to expand our service capabilities and geographic footprint. Primoris trades on Nasdaq under the symbol PRIM.

OUR PEOPLE

Because we believe that our employees are the most valuable resource in successfully completing our projects, we employ a dynamic mix of people to create the strongest company possible. As of December 31, 2020, Primoris employed 1,762 salaried employees and 8,652 hourly employees. (The total number of hourly personnel employed varies based on the volume of work in progress.)
One of Primoris’ core values is to provide a safe and healthy workplace for our people. Safety, industrial hygiene, and loss prevention are the direct responsibility of all members of management, and employees receive the appropriate training, equipment, and other resources necessary to complete assigned tasks in a safe and efficient manner. We pride ourselves on above-average workplace safety. Total Recordable Incident Rate (“TRIR”) tracks the total number of workplace safety incidents, reported as the number of workplace safety incidents per 100 full-time workers during a one-year period. For the year ended December 31, 2020, our TRIR was 0.53, compared to an industry average of 2.80 per the U.S. Bureau of Labor construction industry statistics.
In response to the COVID-19 pandemic, we implemented significant changes during 2020 to protect our employees and communities and to comply with client requirements and government regulations. These included providing additional personal protective equipment, requiring on-site health screenings, following proper social distancing practices, offering office employees flexible, remote working options, and other actions as appropriate.

2021 PROXY STATEMENT	PRIMORIS | 3

Proxy Statement Summary
2020 Business Highlights

In a year that presented unexpected challenges, we are proud of what Primoris achieved and how our people remained focused on three priorities: taking care of our customers, working safely and building for the future. We had an incredible year despite the business and personal impacts of the COVID-19 pandemic, as well as the reduction in capital spending across the oil and gas industry. We closed the year on a strong note and have started 2021 with positive revenue and growth opportunities.

Our revenue for 2020 showed the success of our strategy even in a difficult market. We announced record revenue of $3.5 billion for the full year, up 12% compared to 2019, led by a 78% increase in revenue in our Pipeline segment. We also achieved record net income, up 28% over the prior year. Our earnings for 2020 were $2.16 per fully diluted share, another record. We entered 2021 with a total backlog of  $2.78 billion, including a fixed backlog of  $1.64 billion and a master service agreement (“MSA”) backlog of  $1.14 billion.

4 | PRIMORIS	2021 PROXY STATEMENT

Proxy Statement Summary
Our Compensation Highlights

The goal of our compensation program is to align compensation so that the entire management team is committed to the Company’s corporate objectives of achieving both near- and long-term profitable growth without encouraging or rewarding excessive risk taking.

What We Do Have
•	Performance-based cash and equity incentives
•	Significant portion of executive compensation is at risk based on corporate performance
•	Ability to clawback compensation in the event of an accounting restatement which resulted from gross negligence or misconduct
•	Stock ownership guidelines for executive officers and directors
•	Independent compensation consultant engaged by the Compensation Committee
•	All directors on the Compensation Committee are independent
What We Don’t Have
•	No additional retirement benefits are afforded our executives that are not provided to all employees
•	No speculative transactions are allowed amongst directors and executive officers
•	No excessive perquisites
•	No strict benchmarking of compensation to a specific percentile of our peer group

During 2019, the Compensation Committee approved a new Incentive Compensation Plan (“ICP”) that established a more formulaic annual incentive calculation and an increased emphasis on equity awards within the total compensation structure. We believe that our new compensation practice enhances value for our stockholders.

Incentive Compensation Plan
The Company’s incentive compensation plan for senior leadership and executives is designed to provide annual awards payable in 75% cash and 25% equity in the form of Restricted Stock Units (“RSUs”). The total annual award earned is comprised of two components:
is based on the Company achieving specified financial and operational performance targets, which are approved by the Compensation Committee at the beginning of the year	of the total annual award is discretionary, subject to the approval of the Compensation Committee
Performance Award Formula

ICP Target Amount
60%
Earnings per Share Component
Achievement Percentage
75%
Earnings Per Share Component Payout
25%
New Business Generated Component
Achievement Percentage
75%
New Business Generated Component Payout
10%
Cash Management Component
Achievement Percentage
75%
Cash Management Component Payout
5%
Safety Performance Component
Achievement Percentage
75%
Safety Performance Component Payout
Total ICP Measurable Award Payout

2021 PROXY STATEMENT	PRIMORIS | 5

Proxy Statement Summary
Corporate Governance Highlights
We believe that good corporate governance practices enable us to meet financial, operational, and strategic objectives, while advancing the long-term interests of our stockholders and promoting accountability and responsiveness amongst the Board and corporate management team.
Separate CEO and Chairman of the Board roles	Succession Planning Process
All committees are chaired by an independent director	Stock Ownership Guidelines for Directors and Officers
Annual Board and Committee Evaluation	Clawback Policy
No interlocking relationships exist between members of our Board and members of any other board	Mandatory retirement age of 75
Board Risk Oversight	Corporate code of conduct
Proposed Board Overview
Independence	Tenure	Age	Gender and Ethnic Diversity

The following table provides summary information about each director nominee.
			COMMITTEES
Director and Principal Occupation	Age	Director Since	Audit	Compensation	Nominating and Corporate Governance	Strategy and Risk
Stephen C. Cook (Lead Independent Director) President and principal stockholder, Fieldstone Partners	71	2008	M		M	M
David L. King (Chairman of the Board) Former Chief Executive Officer, Primoris Services Corporation	68	2015
Carla S. Mashinski Chief Financial Officer, Cameron LNG	58	2019	C	M
Terry D. McCallister Former Chief Executive Officer, Chairman WGL Holdings, Inc. and Washington Gas	65	2020			C	M
Thomas E. McCormick President and Chief Executive Officer, Primoris Services Corporation	58	2019
Jose R. Rodriguez Former Senior Audit Partner, KPMG LLP	62	N/A
John P. Schauerman Former Chief Financial Officer, Primoris Services Corporation	64	2016	M			C
Robert A. Tinstman Former President/Chief Executive Officer, Morrison Knudsen	74	2009		M	M	M
Patricia K. Wagner Former Group President of the United States Utilities Sempra Energy	58	2020		C		M
C = Chair
M = Member

6 | PRIMORIS	2021 PROXY STATEMENT

Proxy Statement Summary
Environmental Social Governance Highlights
Primoris is proud of our record on environmental, social and governance issues. We formalized our focus on these areas in 2020 with the formation of an Environmental, Social & Governance (ESG) Committee with the support of our Board of Directors and management team. During the year, we also made progress in each area.
ENVIRONMENT

Addressing environmental issues, we are increasing our percentage of projects that are renewable energy projects. This includes $470 million in new solar projects announced in 2020 with targeted completion in 2021 and 2022, as well as recent projects retrofitting oil refining facilities to process biofuels such as vegetable oil and produce biodiesel. Our current renewables portfolio represents a significant increase from the $45 million of revenue from renewable solar energy projects in 2018. Across the Primoris family of businesses, we are conscientious about managing environmental risks and impacts of every project and we have implemented energy-efficient technology in many of our own facilities. In 2021, Primoris will begin working with clients to reduce and offset their carbon footprint on solar energy projects.
$470M in new solar projects we announced in 2020

SOCIAL

Our primary social responsibility focus is on diversity and inclusion both within the Primoris workforce and in our supply chain. To ensure this remains a priority, we established a Diversity and Inclusion Committee in 2020 that reports to the CEO. Internally, in 2020, we began standardizing diversity and harassment training across business units. While approximately 48 percent of the Primoris workforce is classified as minority, we are taking steps to improve and track female and minority representation in management and leadership positions. Externally, we have taken a proactive approach to mentorship with suppliers, including investing in, sharing assets with, leasing to and creating mutually exclusive strategic alliances with various Disadvantaged Business Enterprise (DBE) suppliers.
48% of the workforce is classified as minority

GOVERNANCE

A governance refresh undertaken in 2019 included publication of our Corporate Governance Guidelines and Code of Conduct. Additional actions taken by the Board included Board declassification, establishment of a mandatory board retirement age of 75, creation of a Director stock ownership requirement, and prohibition of hedging and short-selling with Primoris stock.
85.2% votes cast on our advisory vote on executive compensation (say-on-pay proposal) in May 2020

2021 PROXY STATEMENT	PRIMORIS | 7

PROPOSAL 1 – ELECTION OF DIRECTORS

General Information
What am I being asked to vote on?
You are being asked to vote to elect nine directors to hold office for a one-year term. The experience and qualifications of each director nominee is included in the biographies in this section.

We currently have a declassified Board consisting of ten members. Our Directors have historically been divided into three classes (Class A, Class B and Class C). Previously, directors in each class were elected to serve for three-year terms that expired in successive years. In 2018, Primoris stockholders voted to approve the Company’s proposal to declassify its Board. The Board will be fully declassified at the 2021 annual meeting of the stockholders, with each director elected thereat serving a one-year term. Eight of our current Directors are independent Directors as determined under Nasdaq listing rules.
The Company has a mandatory retirement policy in its Corporate Governance Guidelines which requires that no person older than 75 years may be appointed to or nominated for a Director position. The Company has two members who meet this criteria and are not standing for re-election at the 2021 annual meeting of the stockholders, Peter C. Brown and Thomas E. Tucker. Therefore, each of Messrs. Brown’s and Tucker’s terms will end at the conclusion of the Annual Meeting. The Board engaged a third-party firm to search for candidates to fill vacancies and has nominated Jose R. Rodriguez to fill one of the vacancies and will decrease the authorized number of Directors of the Company to nine members at the conclusion of the Annual Meeting. Seven of these nine will be independent Directors as determined under Nasdaq listing rules.
The Board of Directors’ Nominating and Corporate Governance Committee recommended to the Board the nomination of each of the director nominees, for election as directors for one-year terms expiring at the 2022 Annual Meeting, or until their successors are elected and qualified or their earlier death, resignation or removal. These recommendations were adopted unanimously by the Board. If the nominees become unavailable for any reason, or if any vacancy occurs before the election at the 2022 Annual Meeting (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board may designate.
Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If a quorum is present and entitled to vote on the election of directors, the nominees receiving a plurality of the votes cast will be elected as directors. Abstentions and broker non-votes have no effect on the result of the vote; however, abstentions and broker non-votes will be counted as shares present for purposes of determining the presence of a quorum.
Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR the election of each of the nine director nominees as directors to hold office until our annual meeting of stockholders to be held in 2022 or until their respective successors are duly elected and qualified or upon their earlier death, resignation or removal.

8 | PRIMORIS	2021 PROXY STATEMENT

Proposal 1 – Election of Directors
Information Regarding Director Nominees
The following table sets forth information regarding each Director nominee up for election at the Annual Meeting. There are no family relationships among any Directors, nominees or named executive officers of the Company. To our knowledge, there are no material proceedings to which any Director or executive officer is a party adverse to the Company or has a material interest adverse to the Company.
Name	Position with our Company	Age	Director Since
Stephen C. Cook	Independent Lead Director	71	2008
David L. King	Director and Chairman of the Board	68	2015
Carla S. Mashinski	Independent Director	58	2019
Terry D. McCallister	Independent Director	65	2020
Thomas E. McCormick	Director, President and Chief Executive Officer	58	2019
Jose R. Rodriguez	Independent Director	62	N/A
John P. Schauerman	Independent Director	64	2016
Robert A. Tinstman	Independent Director	74	2009
Patricia K. Wagner	Independent Director	58	2020
The person named in the enclosed proxy card will vote to elect each of the Director nominees as directors, unless you withhold this authority to vote for the election of any or all of the nominees by marking the proxy to that effect.
Director Nominee Highlights

Independence

Independent
78%
Non-Independent

Tenure

6
0-5 Years
1
6-10 Years
Avg
Tenure
4.6
years
2
11+ Years

3
50-59
4
60-69
Avg Age
64.2
years
2
70-79

Gender and Ethnic Diversity

3
Diverse
33%
Diverse
6
Non-
Diverse

2021 PROXY STATEMENT	PRIMORIS | 9

Proposal 1 – Election of Directors
Director Nominees’ Skills and Experience
Our Board selected the nominees based on their diverse set of skills and experiences, which align with our business strategy and contribute to the effective oversight of Primoris.
Core Qualifications Possessed by all Director Nominees
100% Highest Integrity	100% Executive Leadership	100% Business Acumen
Director Biographies and Special Skills
STEPHEN C. COOK
Experience
Stephen Cook has served as one of our Directors since July 2008 and in May 2010 was appointed by the Board as Lead Director of the Company. Since 1990 he has served as President and principal stockholder of Fieldstone Partners, a Houston, Texas-based investment banking firm focused primarily on corporate merger and acquisition advisory services. He has over 45 years of experience in the investment banking business, including 10 years with Rotan Mosle, Inc., a Texas-based regional investment firm and underwriter where he served as co-head of the corporate finance department and as a director of the firm. Mr. Cook received an A.B. in Economics from Princeton University and an M.B.A. from Harvard Business School. Mr. Cook also serves on the board of Alzeca Biosciences, Inc., Solid Surface Care, Inc. and BTU Research LLC, all privately held companies.
Committee Membership: Audit, Nominating & Corporate Governance, and Strategy & Risk
Reasons for Nomination
We believe that Mr. Cook’s qualifications to serve on our Board include his business and investment banking experience and his wealth of knowledge of mergers and acquisitions. The Board has determined that Mr. Cook meets the Nasdaq rules for independence and is therefore an independent Director.
DAVID L. KING
Experience
David King has served as our Chairman since May 2019 and as one of our Directors since May 2015. He served as our Chief Executive Officer from August 2015 until November 2019, and also served as our President from August 2015 until April 2019. Prior to that, Mr. King was our Executive Vice President, Chief Operating Officer since March 2014. Prior to joining Primoris, Mr. King spent several years at Chicago Bridge & Iron (“CB&I”), a large NYSE listed construction company that was acquired by McDermott International, most recently as President of Lummus Engineered Products from 2013 to March 2014. From 2010 to 2013 he was President of CB&I Project Engineering & Construction based in The Hague, Netherlands responsible for worldwide operations. From 2009 to 2010 he was Group Vice President for Downstream Operations for CB&I Lummus located in The Woodlands, Texas. Mr. King also managed and helped establish the Global Services Group for CB&I in 2008. He has extensive Engineering, Procurement, Fabrication and Construction industry experience in energy-related projects, liquefied natural gas, offshore, pipelines, refining, petrochemicals, gas processing, oil sands, synthesis gas and gas-to-liquids. Mr. King received his bachelor’s degree in Mechanical Engineering from Texas Tech University, an MBA from the University of Texas, Tyler, and an Advanced Executive Management Degree from INSEAD in Fontainebleau, France.
Reasons for Nomination
Mr. King has a wealth of knowledge and experience in the industry and our business and has an in-depth knowledge of our employees, culture, competitors and the effect on our business of various government policies. We believe that his history and experience demonstrate that Mr. King is well qualified to serve on our Board.

10 | PRIMORIS	2021 PROXY STATEMENT

Proposal 1 – Election of Directors
CARLA S. MASHINSKI
Experience

Carla Mashinski was appointed a Director on March 25, 2019. Since July 2015, Ms. Mashinski has served as Chief Financial Officer of Cameron LNG, a natural gas liquefaction terminal near the Gulf of Mexico; effective February 2017, her title was expanded to Chief Financial and Administrative Officer. From 2014 to July 2015, she served as Chief Financial Officer and Vice President of Finance and Information Management for the North America Operation of SASOL, an international integrated energy company. From 2008 to 2014, Ms. Mashinski was employed by SBM Offshore, Inc., a provider of leased floating production systems for the offshore energy industry, serving as Vice President of Finance and Administration, U.S. Chief Financial Officer from 2008 to February 2014, and as Commercial and Contracts Manager from February to August 2014. She served as Vice President and Chief Accounting Officer and Controller of Gulfmark Offshore from 2004 to 2008. Prior to that, Ms. Mashinski held various finance and accounting positions for Duke Energy (1999-2004) and Shell Oil Company (1985-1998) or its affiliated companies. Ms. Mashinski is a certified public accountant, certified management accountant, and a certified project management professional with a B.S. degree in accounting from the University of Tennessee, Knoxville and an Executive M.B.A. from the University of Texas, Dallas.
Ms. Mashinski previously served on the board of Unit Corporation (NYSE:UNT), a U.S. based energy company engaged in oil and gas exploration and production, contract drilling, and gas gathering and processing. Ms. Mashinski also served on the board of CARBO Ceramics (OTCQB:CRRT), a global technology company that provides products and services to the oil & gas and industrial markets.

Committee Membership: Audit (Chair) and Compensation
Reasons for Nomination
We believe that Ms. Mashinski’s qualifications to serve on our Board include her experience as a director of various public companies, her accounting and financial expertise as a certified public accountant, certified management accountant, and project management professional, her executive level experience with corporate financial, human resources, and information management activities, and her industry experience in strategic planning, risk management, compensation, mergers and acquisitions, joint ventures, and financial leadership. The Board has determined that Ms. Mashinski meets the Nasdaq rules for independence and is therefore an independent Director.

2021 PROXY STATEMENT	PRIMORIS | 11

Proposal 1 – Election of Directors
TERRY D. MCCALLISTER
Experience

Terry McCallister was appointed a Director on July 1, 2020. Mr. McCallister has a forty-year history in nearly all aspects of the energy sector, including utilities, pipelines, clean energy, and exploration and production endeavors. He was Chairman and Chief Executive Officer of WGL Holdings, Inc. and Washington Gas from 2009 until his retirement in 2018. Prior thereto, Mr. McCallister served as President and Chief Operating Officer of WGL and Washington Gas, joining Washington Gas in 2000 as Vice President of Operations. He has also held various leadership positions with Southern Natural Gas and Atlantic Richfield Company. Mr. McCallister has a B.S. in Engineering Management from the University of Missouri-Rolla and is a graduate of the University of Virginia’s Darden School of Business Executive Program.
Mr. McCallister currently serves on the Board of AltaGas Ltd. (TO: ALA) since 2018, where he is a member of the Environment, Health, and Safety committee. His Board experience includes serving as the Chair of WGL Holdings prior to its being acquired in 2018. He has served on the National Petroleum Council, the American Gas Association, the Gas Technology Institute, and the Southern Gas Association and is a member of the Institute of Corporate Directors.

Committee Membership: Nominating and Corporate Governance (Chair) and Strategy & Risk
Reasons for Nomination
We believe that Mr. McCallister’s qualifications to serve on our Board include his experience as a director of various public companies and his in-depth knowledge of the energy industry. He also brings valuable senior leadership to the Board. The Board has determined that Mr. McCallister meets the Nasdaq rules for independence and is therefore an independent Director.
THOMAS E. MCCORMICK
Experience
Thomas McCormick has served as our President and Chief Executive Officer since November 2019 and has served as one of our Directors since August 2019. Mr. McCormick directs and manages day-to-day operations of the Company. He is responsible for providing strategic leadership for the Company by working with the board of directors and the executive management team to establish long-range goals, strategies, plans and policies. He previously served as President of the Company since April 2019 and as our Executive Vice President, Chief Operating Officer from April 2016. Prior to joining the Company, Mr. McCormick held a variety of executive positions with Chicago Bridge & Iron Company since 2007. Such positions included President—Oil & Gas, Senior Vice President—Gas Processing & Oil Sands, Global Vice President—Downstream Operations, and Vice President Operations. Prior to 2007, Mr. McCormick worked for more than 17 years at BE&K Engineering & Construction on a variety of heavy industrial projects. Mr. McCormick has a Bachelor of Science degree in Civil Engineering from Florida State University and an Advanced Executive Management Degree from INSEAD in Fontainebleau, France.
Reasons for Nomination
Mr. McCormick has extensive knowledge and experience in our industry and our business and has obtained an in-depth knowledge of our employees, culture, competitors and the effect on our business of various government policies. We believe that his history and experience demonstrate that Mr. McCormick is well qualified to serve on our Board.

12 | PRIMORIS	2021 PROXY STATEMENT

Proposal 1 – Election of Directors
JOSE R. RODRIGUEZ
Experience

Jose Rodriguez is retiring from KPMG LLP (KPMG) effective March 31, 2021. Mr. Rodriguez was a senior audit partner (admitted to the partnership, July 1995). During his career at KPMG he held various leadership positions, which included serving on its board of directors and as lead director; chief operating officer of KPMG International’s global audit practice; office managing partner; leader of its Audit Committee Institute (ACI); east region professional practice partner and most recently ombudsman. As an audit partner, Mr. Rodriguez had extensive experience with large multinational companies and mid-size private and publicly held companies, with primary emphasis on industrial manufacturing; consumer markets (retail, automotive, and distribution concerns); pharmaceuticals; agribusiness; oil and gas and mergers and acquisitions.
Additionally, Mr. Rodriguez is a NACD Fellow and has been included in NACD’s D-100 list, which recognizes the most influential people in and around the boardroom. Mr. Rodriguez serves on the board of trustees of Marymount University; board of directors of Latin Corporate Directors Association (treasurer), SECU Family House (Chair-elect), the North Carolina Association of CPAs, the Dean’s Advisory Council at the University of Miami Herbert School of Business (Chair) and the Business School Advisory Board at Wake Forest University. He is a certified public accountant (licensed in FL, NC and NY). Mr. Rodriguez received a B.B.A with a major in accounting from the University of Miami.

Reasons for Nomination
We believe that Mr. Rodriguez’s qualifications to serve on our Board include his in-depth knowledge and understanding of generally accepted accounting principles, his experience in auditing and SEC reporting, mergers and acquisitions, understanding of the responsibilities and functions of audit committees and experience in corporate governance. The Board determined that Mr. Rodriguez meets the Nasdaq rules for independence and therefore would qualify as an Independent Director.

2021 PROXY STATEMENT	PRIMORIS | 13

Proposal 1 – Election of Directors
JOHN P. SCHAUERMAN
Experience
John Schauerman was appointed a Director on November 15, 2016. He served as the Company’s Executive Vice President of Corporate Development from February 2009 to December 2012, and was responsible for developing and integrating Primoris’ overall strategic plan, including the evaluation and structuring of new business opportunities and acquisitions. Prior to that, Mr. Schauerman served as our Chief Financial Officer from February 2008 to February 2009. He also served as a director of the Company from July 2008 to May 3, 2013 and as a director of its predecessor entity, ARB, Inc. (“ARB”) from 1993 to July 2008. Mr. Schauerman joined ARB in 1993 as the Company’s Senior Vice President. Previously, he served as Senior Vice President of Wedbush Morgan Securities, Inc., a regional investment bank focused on financing activities for middle market companies (n/k/a Wedbush Securities, Inc.). Mr. Schauerman has served on the Board of Directors of Synalloy Corporation (Nasdaq: SYNL) since June 2020. Mr. Schauerman also served on the Boards of Directors of MYR Group (Nasdaq: MYRG) from March 2016 through November 2016; Harmony Merger Corp. (Nasdaq:HRMNU), a blank check investment company, from March 2015 through July 2017, Allegro Merger Corp (Nasdaq:ALGR), a blank check investment company from July 2018 through present, and Wedbush Securities, Inc., a leading financial services and investment firm, from August 2014 through February 2018. Mr. Schauerman is a member of the Dean’s Executive Board of the UCLA School of Engineering. Mr. Schauerman holds an MBA in Finance from Columbia University, New York, and a B.S. in Electrical Engineering from the University of California, Los Angeles.
Committee Membership: Audit and Strategy & Risk (Chair)
Reasons for Nomination
We believe that Mr. Schauerman’s qualifications to serve on our Board include his experience as a director of various public companies, his experience as chief financial officer of a construction company, his wealth of knowledge of business systems and understanding of generally accepted accounting principles, experience in analyzing financial statements, understanding of internal control over financial reporting and his understanding and knowledge of public company rules and regulations. The Board determined that Mr. Schauerman meets the Nasdaq rules for independence and is therefore an independent Director.
ROBERT A. TINSTMAN
Experience

Robert Tinstman was appointed a Director on December 18, 2009. Mr. Tinstman was employed by Morrison Knudsen from 1974 to 1999 and served as its President/Chief Executive Officer for the period 1995 to 1999. Mr. Tinstman was the Executive Chairman of James Construction Group from 2002 to 2007. Mr. Tinstman is a registered Professional Engineer in the state of Idaho. He graduated from University of Wisconsin, Platteville, with a B.S., Mining Engineering in 1968.
Mr. Tinstman was a director on the following public company boards: IDA CORP, Inc. (NYSE: IDA), where he was chairman of the board and chairman of the nominating and governance committee and Westmoreland Coal Company (OTCMKTS: WLBAQ) where he was a member of the nominating and governance committee, chairman of the compensation committee, and chairman of the operations committee.

Committee Membership: Compensation, Nominating & Corporate Governance and Strategy & Risk
Reasons for Nomination
We believe that Mr. Tinstman’s qualifications to serve on our Board include his experience as President and Chief Executive Officer of one of the largest construction companies in the United States, as well as his wealth of knowledge of business systems and construction operations. The Board determined that Mr. Tinstman meets the Nasdaq rules for independence and is therefore an independent Director.

14 | PRIMORIS	2021 PROXY STATEMENT

Proposal 1 – Election of Directors
PATRICIA K. WAGNER
Experience

Patricia Wagner was appointed a Director on July 1, 2020. Ms. Wagner has over thirty years of experience in the utility and industrial markets, with leadership experience at both the corporate and operating subsidiary level. She was Group President of U.S. utilities for Sempra Energy (NYSE: SRE) until her retirement in 2019. Her career with Sempra spanned nearly twenty-five years and included such leadership roles as Chief Executive Officer of SoCal Gas and Chief Executive Officer of Sempra U.S. Gas & Power, which included Sempra’s renewable energy infrastructure portfolio along with other infrastructure assets. She also held leadership roles in accounting, information technology, and audit. Prior to her time at Sempra, she held positions at Fluor, Allergan Pharmaceuticals, and American McGaw.
Ms. Wagner currently serves on the Boards of Apogee Enterprises, Inc. (NASDAQ: APOG), where she is the chair of the Compensation committee, and of California Water Service Group (NYSE: CWT), where she is a member of the Audit and Nominating & Governance committees. Ms. Wagner holds a B.S. in Chemical Engineering from California Polytechnic State University and an M.B.A. from Pepperdine University.

Committee Membership: Compensation (Chair) and Strategy & Risk
Reasons for Nomination
We believe that Ms. Wagner’s qualification to serve on our Board include her experience as a director of various public companies and her in-depth knowledge of regulated utilities and familiarity with the California regulatory environment. She also brings valuable accounting and finance, senior leadership and operational experience to the Board. The Board has determined that Ms. Wagner meets the Nasdaq rules for independence and is therefore an independent Director.

2021 PROXY STATEMENT	PRIMORIS | 15

PROPOSAL 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I being asked to vote on?
You are being asked to vote to approve the Audit Committee’s selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

We are asking the stockholders to ratify the Audit Committee’s selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. The firm is a registered public accounting firm with the Public Company Accounting Oversight Board (“PCAOB”), as required by the Sarbanes-Oxley Act of 2002 and the rules of the PCAOB and has served as our auditor since 2006. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. If the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our stockholders.
A Moss Adams LLP representative is expected to attend the 2021 Annual Meeting of the Stockholders. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate stockholder questions.
The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for 2021.
Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for 2021.

16 | PRIMORIS	2021 PROXY STATEMENT

CORPORATE GOVERNANCE

We believe that effective corporate governance is an important element of our long-term success and ability to create value for our stockholders. Our Board periodically reviews our existing corporate governance policies and practices, as well as related provisions of the Sarbanes-Oxley Act of 2002, current and proposed rules of the SEC, and the corporate governance requirements of Nasdaq. Based on its review, the Board has approved charters, policies, procedures and controls that we believe promote and enhance our corporate governance, accountability and responsibility and promote a culture of honesty and integrity.
Charters for our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Strategy and Risk Committee, as well as our Corporate Governance Guidelines, are available on the Investor Relations section of our website at www.primoriscorp.com, and copies are available free of charge upon request to our Secretary at Primoris Services Corporation, 2300 N. Field Street, Suite 1900, Dallas, Texas 75201.
Recent Updates to Corporate Governance

Declassification of the Board
Created Mandatory Retirement Age
Created Director Stock Ownership requirement
Prohibited hedging and short-selling with Primoris stock
Published Corporate Governance Guidelines and Code of Conduct

What We Do
•	Annual self-evaluation of directors
•	Independent Lead Director
•	Fully independent Audit, Compensation, Nominating & Corporate Governance, and Strategy and Risk Committees
•	Annual election of directors
•	Mandatory retirement age of 75
•	Stock ownership requirement for directors
•	Clawback Policy for executive bonus compensation
•	Published Code of Conduct that applies to all directors, officers, and employees
•	Published Corporate Governance Guidelines
•	Anti-bribery policy clearly outlined in Code of Conduct and Employee Handbook
What We Don’t Do
•	No Poison Pill
•	Anti-hedging policy prohibits hedging or short sale of Primoris stock
•	No gross-up of excise taxes
•	No defined benefit plan
•	No guaranteed minimum annual cash incentive payment
•	No excessive perquisites

2021 PROXY STATEMENT	PRIMORIS | 17

Corporate Governance
Board Independence
The listing standards of Nasdaq require that companies have a board of directors with at least a majority of independent directors. Determining director independence requires that the Board affirmatively determine that the director has no material relationship with us, either directly or as a partner, stockholder or officer of an organization that has a relationship with us which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To assist it in making independence determinations, the Board has adopted independence standards, which include the standards required by Nasdaq for independent directors. Under these standards, a director is not independent if:

•
The director is, or has been within the last three years, one of our or our subsidiaries’ employees, or the director has an immediate family member who is, or has been within the last three years, one of our executive officers;

•
The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in compensation from us (other than compensation for Board or Committee service, compensation to a family member who is an employee but not an executive officer, or benefits under a tax-qualified retirement plan or non-discretionary compensation);

•
The director is, or has a family member that is, a partner in, or a controlling stockholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services in the current year or in any of the last three years, that exceed 5% of the recipient’s consolidated gross revenues for that year or $200,000, whichever is greater, other than payments arising solely from investments in our securities or payments under non-discretionary charitable contribution matching programs;

•
The director, or an immediate family member, is currently employed, or has been employed within the last three years, as an executive officer of another company where any of our present executive officers serves or has served on that company’s compensation committee; or

•
The director is, or has a family member that is, a current partner of our outside auditor, or was a partner or employee of our outside auditor who worked on our audit at any time during any of the past three years.

On the basis of the Board independence standards identified above, and such other factors as the Board may consider from time to time, the Board has affirmatively determined that Messrs. Brown, Cook, McCallister, Rodriguez, Schauerman, Tucker and Tinstman and Mss. Mashinski and Wagner are independent.
Board Structure and Committee Composition
The Board has: (i) an Audit Committee, (ii) a Compensation Committee, (iii) a Nominating and Corporate Governance Committee and (iv) a Strategy and Risk Committee. The Board and its Committees meet throughout the year on a set schedule and also hold special meetings, both telephonically and in person, and act by written consent from time to time, as appropriate. During 2020, the Board held a total of 12 meetings, the Audit Committee held four meetings, the Compensation Committee held four meetings, the Nominating and Corporate Governance Committee held five meetings, and the Strategy and Risk Committee held five meetings. The independent Directors meet in executive session at meetings of the Board and Committees as necessary. All of the independent Directors met in executive session without any management members four times during 2020.
Separate Chairman and CEO Roles
The Board has separate roles of Chairman and CEO, with Mr. King serving as our Non-Executive Chairman of the Board since November 2019, when Mr. McCormick became our CEO. In May 2010, Mr. Cook was appointed by the Board as the Lead Director, responsible for chairing the Board meetings in the absence of the Chairman, chairing executive sessions of independent Directors, acting as the principal liaison between the Chairman and the independent Directors and serving as the contact Director for stockholders. The Board believes it should have the flexibility to establish a leadership structure that works best for the Company at a particular time, and it reviews that structure from time to time, including in the context of changes in leadership. The Board is of the view that its current leadership structure best serves the objective of effective Board oversight of management at this time and allows Mr. McCormick to focus primarily on the operations and management of the Company, while leveraging Mr. King’s experience to lead the Board.

The Board and the Compensation Committee do not make decisions regarding an executive officer’s compensation in the presence of such executive officer. The compensation of our Chief Executive Officer and all other executive officers is recommended to the Board of Directors for approval by the Compensation Committee. The Board of Directors act on the recommendations in a vote in which only independent Directors participate and which takes place during executive sessions of independent Board members.

18 | PRIMORIS	2021 PROXY STATEMENT

Corporate Governance
Director nominees are identified and recommended for the Board of Directors’ selection by the Nominating and Corporate Governance Committee. The Board of Directors act on the recommendation in a vote in which only independent Directors participate and which takes place during executive sessions of independent Board members.
Each director attended at least 75% of the meetings of the Board and the committees of the Board, if any, on which they served during the periods for which they served as a director.
On July 1, 2020, the Company appointed two new directors to the Board, Terry D. McCallister and Patricia K. Wagner. On September 21, 2020, Mr. McCallister was appointed to the Nominating and Governance Committee and the Strategy and Risk Committee and Ms. Wagner was appointed to the Compensation Committee and the Strategy and Risk Committee. Both directors meet the Nasdaq rules for independence and therefore are independent Directors.
The Company has a mandatory retirement policy in its Corporate Governance Guidelines which requires that no person older than 75 years may be appointed to or nominated for a Director position. The Company has two members who meet this criteria and are not standing for re-election, Messrs. Brown and Tucker. Mr. Tucker joined the Company’s Board in 2008, and Mr. Brown joined in 2009.
On February 18, 2021, in anticipation of Messrs. Brown and Tucker’s retirement, the following Committee members’ responsibilities changed: Ms. Mashinski replaced Mr. Brown as Chairperson of the Audit Committee and Mr. McCallister replaced Mr. Tucker as Chairperson of the Nominating and Corporate Governance Committee. Additional changes included Ms. Wagner replacing Mr. Tinstman as Chairperson of the Compensation Committee.
The Audit, Compensation, Nominating and Corporate Governance, and Strategy and Risk committees operate under written charters adopted by the Board.
The current members of the Board committees are identified in the following table:
Director(1)	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Strategy and Risk Committee
Peter C. Brown	M	M
Stephen C. Cook	M		M	M
Carla S. Mashinski	C	M
Terry D. McCallister			C	M
John P. Schauerman	M			C
Robert A. Tinstman		M	M	M
Thomas E. Tucker		M	M
Patricia K. Wagner		C		M

1
Messrs. Brown, Cook, McCallister, Schauerman, Tinstman, and Tucker, and Mss. Mashinski and Wagner are independent Directors.

C = Chair
M = Member

2021 PROXY STATEMENT	PRIMORIS | 19

Corporate Governance
Committees of the Board

20 | PRIMORIS	2021 PROXY STATEMENT

Corporate Governance

Compensation Committee

monitors and assists the Board in determining compensation for our executive officers and Directors

Members:

Patricia K. Wagner (Chair)

Peter C. Brown

Carla S. Mashinski

Robert A. Tinstman

Thomas E. Tucker

Key Responsibilities:

- Reviewing the goals and objectives of our executive compensation programs and recommending to the Board any changes to these goals and objectives
- Reviewing our executive compensation plans including incentive, equity based and benefit plans, and recommending to the Board the adoption of new plans or amendments to existing plans
- Evaluating annually the performance of the Chief Executive Officer and recommending to the independent members of the Board his or her compensation level based on this evaluation
- Evaluating annually the performance of the other executive officers of the Company and its subsidiaries and recommending to the independent members of the Board the compensation level of each based on this evaluation
- Reviewing and recommending to the independent members of the Board, concurrently with the Board's Audit Committee, any employment, severance or termination arrangements made with any executive officer of the Company or its subsidiaries
- Evaluating the appropriate level and types of compensation for Board and Committee service by non employee Directors and recommending any changes to the Board

Required Qualifications:

The members of the Compensation Committee of the Board are Mss. Wagner (Chairperson) and Mashinski and Messrs. Brown, Tinstman, and Tucker. All of the members of the Compensation Committee meet the independence requirements of Nasdaq listing standards.

The Board and the Compensation Committee do not make decisions regarding an executive officer's compensation in the presence of such executive officer. After the Compensation Committee analyzes compensation issues related to our Chief Executive Officer and other executive officers, it makes a recommendation to the Board's independent Directors for determination by independent Directors in a vote in which only independent Directors participate.

The Compensation Committee has the power to form subcommittees for any purpose that it deems appropriate and may delegate to such subcommittee such power and authority as the Compensation Committee may deem appropriate, provided it does not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Compensation Committee as a whole. The Compensation Committee may consider the recommendations of our Chief Executive Officer in determining the level of compensation of the executive officers of the Company and its subsidiaries. The Compensation Committee has the authority to retain such independent consultants or advisers as it deems necessary and appropriate, including compensation consultants, to advise it with respect to amounts or forms of executive or Director compensation, and may rely on the integrity and advice of any such advisers. The Compensation Committee also has the sole authority to retain a compensation consultant to assist it in carrying out its responsibilities, including the sole authority to approve the consultant’s fees and other retention terms, such fees to be borne by us, and to terminate any such consultant.
The Compensation Committee engaged Pay Governance, LLC (“Pay Governance”) as its independent advisor beginning in 2012. Prior to their engagement, Pay Governance did not perform any services for the Company. The Compensation Committee considered independence factors under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and Nasdaq rules and concluded that the work performed by Pay Governance did not present any conflicts of interest. As requested by the Compensation Committee, from time to time Pay Governance has advised and consulted with the Compensation Committee on compensation issues, compensation design and trends, and has kept the Compensation Committee apprised of regulatory, legislative, and accounting developments and competitive practices related to executive compensation. Pay Governance reviews compensation levels, trends and practices at the discretion of the Compensation Committee. Pay Governance does not determine the exact amount or form of executive compensation for any executive officers. See “EXECUTIVE COMPENSATION—Compensation Discussion and Analysis”. Pay Governance reports directly to the Compensation Committee, and a representative of Pay Governance, when requested, attends meetings of the Compensation Committee, is available to participate in executive sessions and communicates directly with the Compensation Committee Chair or its members outside of meetings. Pay Governance does no other work for the Company.

2021 PROXY STATEMENT	PRIMORIS | 21

Corporate Governance
Compensation Committee Interlocks and Insider Participation
No interlocking relationship exists between any member of our Board and any member of the board of directors or compensation committee of any other companies, nor have such interlocking relationships existed in the past.

Nominating and Corporate Governance Committee

assists the Board by identifying individuals qualified to become Directors consistent with criteria established by the Board

Members:

Terry D. McCallister (Chair)

Stephen C. Cook

Robert A. Tinstman

Thomas E. Tucker

Key Responsibilities:

- Evaluating the composition, size and governance of the Board and its committees and making recommendations regarding future planning and the appointment of Directors to committees of our Board
- Administering a policy for evaluating and considering nominees for election to the Board
- Supporting the succession planning and talent development for succession candidates
- Reviewing succession plans and management development programs for members of executive management and the CEO and providing reports on the progress of the succession planning and management development to the Board
- Overseeing the evaluation of our Board as a whole
- Reviewing our corporate governance principles and providing recommendations to the Board regarding possible changes
- Developing and reviewing our Code of Conduct and assuring that it is appropriate for us

Required Qualifications:

The members of the Nominating and Corporate Governance Committee are Messrs. McCallister (Chairman), Cook, Tinstman, and Tucker. All of the members of the Nominating and Corporate Governance Committee meet the independence requirements of Nasdaq listing standards.

After the Nominating and Corporate Governance Committee identifies qualified individuals, it makes a recommendation to the Board's independent Directors. Director nominees are selected by a majority of the Board's independent Directors in a vote in which only independent Directors participate.

22 | PRIMORIS	2021 PROXY STATEMENT

Corporate Governance
Board Role in Risk Oversight
The Board believes that having a system in place for risk management and implementing strategies responsive to our risk profile and exposures is the best way to identify in a timely manner specific material risks, but we can give no assurances that we will be able to identify or mitigate all possible risks in advance. While the Board has the ultimate oversight responsibility for the risk management process, its Committees oversee risk in certain specified areas:

Board of Directors

The Board oversees a Company-wide approach to the risk management function designed to enhance long-term shareholder value and support the achievement of long-term organizational objectives. The Board determines the appropriate level of risk for the Company, assesses the specific risks faced by the Company, and reviews the steps taken by the Company's leadership to manage those risks. The involvement of the Board in setting the Company's business strategy, both short-term and long-term, is a key part of its understanding of the Company's risks and how those risks may evolve in response to changes in strategy or business environment, and what constitutes an appropriate level of risk for the Company.

Management

While the Board is responsible for risk oversight, the day-to-day risk management is the responsibility of the operating management and executive officers. Our executive officers maintain a significant ownership interest which results in an increased level of awareness of the need for risk management and risk oversight for the long-term benefit of the Company.

Committees

Audit

Oversees risk relating to accounting matters, financial reporting, enterprise, cybersecurity, legal and compliance risks. To assist in this risk oversight function, the Audit Committee obtains assistance from the following: (1) our Chief Financial Officer, who is responsible for managing our risk management function, (2) our Chief Legal Officer, who is responsible for the Company's third party insurance programs, and (3) our independent registered public accounting firm. The Audit Committee meets periodically with management and the independent auditors to review financial exposures.

Compensation

Regularly reviews the Company's compensation policies and programs, as well as the mix and design of short-term and long-term compensation, to ensure that our compensation programs do not encourage unnecessary and excessive risk taking.

Nominating & Corporate Governance

Addresses risks associated with our Code of Conduct, including compliance with listing standards for independent Directors and committee assignments. As necessary, the committee chairman reports any risk-related matters to the full Board at Board meetings. The Nominating and Corporate Governance Committee also provides oversight with respect to succession planning for the CEO and other senior executives.

Strategy and Risk

Focuses on risks associated with prospective acquisitions and divestitures, including capital structure, proposed methods of financing, and investment strategies.

Selection of Board Nominees
The Board believes that the Board, as a whole, should include individuals with a diverse range of backgrounds and experience to give the Board both depth and breadth in the mix of skills represented for the benefit of our stockholders. The Board endeavors to have a group of directors representing a diverse background (including gender, race, ethnicity, and age) and to include in its overall composition an array of targeted skills that complement one another rather than requiring each director to possess the same skills, perspectives and interests. Accordingly, the Board and the Nominating and Corporate Governance Committee consider the qualifications of directors and director nominees both individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.
The Board and Nominating and Corporate Governance Committee also understand the importance of board refreshment and aim to achieve a balance between the knowledge that comes from longer-term service on the board with the new experience, ideas and energy that can come from adding directors to the Board. To that end, our Corporate Governance Guidelines provide that directors may not stand for re-election if the election occurs after they reach the age of 75. In addition, the Board and Nominating and Corporate Governance Committee view the consistent focus on Board membership criteria, Board composition and size, as well as the anticipation of vacancies, to be integral parts of board refreshment.
Our Corporate Governance Guidelines contain Board membership criteria that apply to current directors as well as Board nominees. The Nominating and Corporate Governance Committee regularly evaluates the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. If any vacancies are

2021 PROXY STATEMENT	PRIMORIS | 23

Corporate Governance
anticipated or arise, the Nominating and Corporate Governance Committee will consider director candidates suggested by current Board members, management, third-party search firms and others. The Nominating and Corporate Governance Committee will also consider director nominations by stockholders that are made in compliance with our bylaws. All applications, recommendations or proposed nominations for Board membership received by the Company will be referred to the Nominating and Corporate Governance Committee. The manner in which the qualifications of a nominee are evaluated does not differ if the nominee is recommended by a stockholder.
The Nominating and Corporate Governance Committee’s consideration of a candidate as a Director includes assessment of the individual’s understanding of our business, the individual’s professional and educational background, skills, expertise, potential time commitment, and other criteria established by the Nominating and Corporate Governance Committee from time to time. To provide such a contribution to us, a Director must generally possess one or more of the following, in addition to personal and professional integrity:
• Experience in corporate management;
• Experience in our industry;
• Experience as a board member or officer of a publicly held company;
• Experience in financial and accounting matters;
• Expertise and experience in substantive matters related to our business; and
• Practical and mature business judgment.
The Nominating and Corporate Governance Committee has adopted its own procedures for evaluating the suitability of potential Director nominees, including qualifications for a “financial expert” and financially literate members for the Audit Committee.
The Nominating and Corporate Governance Committee will consider all stockholder recommendations for candidates for the Board, which should be sent to the Nominating and Corporate Governance Committee, c/o Secretary, Primoris Services Corporation, 2300 N. Field Street, Suite 1900, Dallas, Texas 75201.
The Nominating and Corporate Governance Committee will evaluate recommendations for Director nominees submitted by Directors, management or qualifying stockholders in the same manner, by using the criteria stated above. All Directors and Director nominees will be required to submit a completed directors’ and officers’ questionnaire as part of the nominating process. At the discretion of the Nominating and Corporate Governance Committee, the process may also include interviews and additional background and reference checks for non-incumbent nominees.

Important Considerations in the Director Selection Process:

1 Diverse Background
We consider Gender, Race, Age, Ethnicity, etc. and how these complement the existing board.

2 Skillset
We consider the overall composition of skills currently on the board and how they complement one another.

3 Board Refreshment
We consider the importance of balancing new ideas and energy with the knowledge and experience that comes with tenure.

24 | PRIMORIS	2021 PROXY STATEMENT

Corporate Governance
Annual Board and Committee Evaluations
Primoris believes that regular Board evaluations are an instrumental component of building and maintaining a strong and effective Board. Each year, the Nominating and Corporate Governance Committee, together with the Company’s Corporate Secretary, coordinates the Board performance evaluations that assist the Board in determining whether the Board, its committees, and each member of the Board are functioning effectively. This process also assists the Board in determining how it can improve its processes and effectiveness. These evaluations are conducted through a combination of formal and informal processes, including questionnaires which solicit open-ended and candid feedback on an anonymous basis, in-person interviews, and telephone interviews. The collective ratings and comments are compiled, summarized and presented to the Board and its committees and provide the Board valuable information on a range of topics, including new director searches, committee composition, and subject matter for continuing Board education. In addition, the Company periodically engages a third-party consulting firm to conduct a comprehensive Board effectiveness review.
Code of Conduct
The Company has a Code of Conduct that complies with the rules and regulations adopted by the SEC and Nasdaq listing standards and are applicable to all of our Directors, officers and employees. The Code of Conduct also includes a supplement with additional policies that are applicable to the CEO, CFO and all senior financial officers of the Company. The Code of Conduct is available on the Investor Relations/Governance section of our website at www.primoriscorp.com. We intend to post amendments to, or waivers under, if any, our Code of Conduct (to the extent applicable to our Directors or Chief Executive Officer, Principal Financial Officer, or Principal Accounting Officer) at this location on our website. Among other matters, this Code of Conduct is designed to promote:
• Honest and ethical conduct;
• Avoidance of conflicts of interest;
• Full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;
• Compliance with applicable governmental laws and regulations and stock exchange rules;
• Prompt internal reporting of violations of the Code of Conduct to an appropriate person or persons identified in the Code of Conduct; and
• Accountability for adherence to the Code of Conduct.
Policy Regarding Director Attendance at Annual Meetings of Stockholders
Directors are strongly encouraged to attend our Annual Meetings of Stockholders, and we currently expect all of our Directors to be in attendance at the Annual Meeting on May 4, 2021. All the Directors were in attendance at the 2020 Annual Meeting.
Stockholder Communications with the Board of Directors
Stockholders may communicate with any of our Directors, either individually or as a group, by writing to them at Primoris Services Corporation, c/o Secretary, 2300 N. Field Street, Suite 1900, Dallas, Texas 75201. Please specify to whom your correspondence should be directed. The Secretary will promptly forward all correspondence to the Board or any specific committee member, as indicated in the correspondence, except for mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Our Secretary may forward certain correspondence, such as product-related or service-related inquiries, elsewhere within the Company for review and possible response.

2021 PROXY STATEMENT	PRIMORIS | 25

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Board has adopted a written policy requiring review, approval and ratification of any material related party transaction, including those that would require disclosure under Item 404 of Regulation S-K, involving a “related person” (as defined in Item 404(a) of Regulation S-K, which includes security holders who beneficially own more than 5% of our common stock). All material related party transactions may be consummated and continued only if the Audit Committee has approved or ratified such transaction after a review of the relevant facts and circumstances and a determination that the terms to be obtained or consideration to be paid or received, as applicable, in connection with the transactions are comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s length transactions with independent third parties.
The Company did not enter into any material related party transactions during 2020.

26 | PRIMORIS	2021 PROXY STATEMENT

DIRECTOR COMPENSATION

Directors who are also employees of the Company do not receive additional compensation for serving as Directors. Compensation for employee Directors is determined by the Board’s Compensation Committee and is discussed further in the Compensation Discussion and Analysis section of this proxy.
In February 2020, the Compensation Committee approved changes for independent Directors of the Company, which includes the following components:
•
Cash payments of  $19,000 each quarter.

•
Common Stock with an approximate aggregate value of  $28,500 each quarter. The Common Stock cannot be traded for a period of one year from the date of issuance. The number of shares is determined using the average of the closing prices of the Company’s Common Stock on Nasdaq for the one-month period prior to the beginning of the quarter. The shares are issued pursuant to the Primoris 2013 Equity Incentive Plan, approved by the stockholders on May 3, 2013 (“2013 Equity Plan”).

•
Additional annual cash compensation as follows:

•
$25,000 to the Chairman of the Board;

•
$20,000 to the Lead Independent Director;

•
$20,000 to the Chairman of the Audit Committee; and

•
$15,000 to the non-employee chairman of any other committees established by the Board of Directors.

Prior to this change, compensation for independent Directors of the Company included the following components:
•
Cash payments of  $35,000 made during the second and fourth calendar quarters of each year.

•
Common Stock with an approximate aggregate value of  $46,667 during the first and third calendar quarters of each year, with the same restrictions and determination as above.

•
Additional annual cash compensation was as follows:

•
$25,000 to the Chairman of the Board;

•
$20,000 to the Chairman of the Audit Committee; and

•
$15,000 to the non-employee chairman of any other committees established by the Board of Directors.

In addition, Directors are reimbursed for expenses incurred in connection with Board and Board Committee meetings and assignments.
On January 1, 2020, the Company entered into a three-year agreement with David L. King (our former CEO) as a Strategic Advisor. The agreement provided for an annual fee of  $325,000, medical insurance benefits equal to those provided to Company employees, up to 50 hours of personal use of any Company owned or leased aircraft per year, and reimbursement of personal use of Company-paid club memberships in Dallas County, Texas. In February 2021, the Company terminated the agreement effective March 31, 2021.
In February 2021, the Compensation Committee approved an increase to the Chairman of the Board’s annual cash compensation to $120,000 effective April 1, 2021.

2021 PROXY STATEMENT	PRIMORIS | 27

Director Compensation
The table below details the compensation earned by our non-employee Directors in 2020.
Non-Employee Director	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(2)	Total
Peter C. Brown	$96,000	$115,048	$—	$211,048
Stephen C. Cook	94,750	115,048	—	209,798
David L. King	426,000	115,048	86,090	627,138
Carla S. Mashinski	76,000	115,048	—	191,048
Terry D. McCallister	19,000	29,776	—	48,776
Brian Pratt	—	46,883	52,054	98,937
John P. Schauerman	87,250	115,048	—	202,298
Robert A. Tinstman	91,000	115,048	—	206,048
Thomas E. Tucker	91,000	115,048	—	206,048
Patricia K. Wagner	19,000	29,776	—	48,776

1
Represents the aggregate market value of the shares of Common Stock issued to each of the non-employee Directors as compensation during 2020. The shares were issued under the 2013 Equity Plan and are subject to a one-year contractual holding requirement from the date of issuance. The Company has never issued stock options as Director compensation and there were no outstanding equity awards as of March 15, 2021.

2
All Other Compensation amounts reflect the value of personal use of the Company aircraft by Mr. King and Mr. Pratt of  $86,090 and $52,054, respectively. The Company determined the value of personal aircraft use using the aggregate incremental cost to the Company, based on the cost of fuel, trip-related maintenance, crew travel expenses, landing fees, trip related costs and other variable costs. For tax purposes, income is imputed to the Director for non-business travel based on a multiple of the Standard Industry Fare Level (“SIFL”) rates.

28 | PRIMORIS	2021 PROXY STATEMENT

STOCK OWNERSHIP

Security Ownership of 5% or Greater Stockholders, Directors, Director Nominees and Executive Officers
The following table sets forth information with respect to beneficial ownership of Common Stock for (a) those persons known by management of the Company to beneficially own 5% or more of our Common Stock (other than executives and Directors), (b) each Director and Director nominee, (c) the Named Executive Officers listed in the Summary Compensation Table under “Executive Compensation”, and (d) all of our executive officers and Directors as a group. The information for the officers and Directors is provided as of March 15, 2021, and the information for 5% or more institutional stockholders is as of the most recent filing with the SEC as noted in the table below. The Company is not aware of any arrangement or pledge of Common Stock that could result in a change of control of the Company.
Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities.
Name	Amount and Nature of Beneficial Ownership(1)	Percentage of Common Stock Outstanding(2)
5% or Greater Stockholders (other than executives and Directors):
The Vanguard Group(3)	4,072,658	8.3%
Van Berkom & Associates Inc.(4)	3,778,411	7.7%
Blackrock, Inc.(5)	3,384,602	6.9%
Wellington Management Group LLP(6)	2,932,392	6.0%
Dimensional Fund Advisors LP(7)	2,525,777	5.1%
Named Executive Officers and Directors:
Peter C. Brown	38,568	*
Stephen C. Cook	21,331	*
David L. King	52,750	*
Carla S. Mashinski	9,570	*
Terry D. McCallister	2,604	*
Jose R. Rodriguez	—	*
John P. Schauerman(8)	306,312	*
Robert A. Tinstman	43,568	*
Thomas E. Tucker(9)	17,675	*
Patricia K. Wagner	2,604	*
Kenneth M. Dodgen	14,888	*
Thomas E. McCormick	70,422	*
John F. Moreno, Jr.	1,448	*
John M. Perisich(10)	142,780	*
All Directors, nominees and executive officers as a group (14 individuals)	724,520	1.5%

*
Indicates beneficial ownership of less than one percent of total outstanding Common Stock.

1
This table lists voting securities, including shares held of record, shares held by a bank, broker or nominee for the person’s interest and shares held through family trust arrangements. Unless otherwise indicated and subject to community property laws where applicable, the Named Executive Officers and Directors named in the table above have sole voting and investment power with respect to all shares of our stock shown as beneficially owned by them.

2021 PROXY STATEMENT	PRIMORIS | 29

Stock Ownership
2
For each individual and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group plus the number of shares of Common Stock that such person or group has the right to acquire on or within 60 days after March 15, 2021 divided by the sum of the 49,223,988 shares of Common Stock outstanding on March 15, 2021, plus the number of shares of Common Stock that such person or group has the right to acquire on or within 60 days after March 15, 2021.

3
Based on information set forth in the Schedule 13G/A filed with the SEC on February 10, 2021, by The Vanguard Group, which has shared voting power over 84,704 shares, sole dispositive power over 3,948,415 shares, and shared dispositive power over 124,243 shares. The principal business address of The Vanguard Group is 100 Vanguard Blvd, Malvern, PA 19355.

4
Based on information set forth in the Schedule 13G/A filed with the SEC on February 9, 2021, by Van Berkom & Associates Inc, which has sole voting power and sole dispositive power over 3,778,411 shares. The principal business address of Van Berkom & Associates Inc. is 1130 Sherbrooke Street West, Suite 1005, Montreal, Quebec H3A2M8.

5
Based on information set forth in the Schedule 13G/A filed with the SEC on January 29, 2021, by BlackRock, Inc., which has sole voting power over 3,325,691 shares and sole dispositive power over 3,384,602 shares. The principal business address of Blackrock, Inc. is 55 East 52nd Street, New York, NY 10055.

6
Based on information set forth in the Schedule 13G jointly filed with the SEC on February 4, 2021, by Wellington Management Group LLP, a parent holding company, and three of its affiliates: Wellington Group Holdings LLP, owned by Wellington Management Group LLP; Wellington Investment Advisors Holdings LLP, owned by Wellington Group Holdings LLP; and Wellington Management Company LLP, an investment adviser controlled by Wellington Investment Advisors Holdings LLP (the four joint filers collectively, “Wellington”). Wellington reported that the shares as to which the Schedule 13G was filed are owned of record by clients of certain Wellington Investment Advisors. According to Wellington, each of the joint filers except Wellington Management Company LLP has shared voting power over 2,670,610 shares and shared dispositive power over 2,932,392 shares. Wellington Management Company LLP has shared voting power over 2,631,730 shares and shared dispositive power over 2,893,512 shares. The principal business address of Wellington is 280 Congress Street, Boston, MA 02210.

7
Based on information set forth in the Schedule 13G filed with the SEC on February 12, 2021, by Dimensional Fund Advisors LP, which has sole voting power over 2,409,660 shares and sole dispositive power over 2,525,777 shares. Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. All securities reported here are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. The principal business address of Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, TX 78746.

8
Consists of 306,312 shares of Common Stock owned directly by the John P. Schauerman & Claudia H. Schauerman Family Trust dated August 12, 2010 and indirectly by John P. Schauerman, as trustee of the trust.

9
Includes 4,593 shares of Common Stock held by the Tucker Family Trust U/A dated 12/21/1988, a revocable trust, of which Thomas E. Tucker is a trustee and beneficiary and 303 shares of Common Stock held by SaraJen Capital, LLC, a California limited liability company, of which Mr. Tucker is a one-third member and sole manager with full dispositive power over such shares.

10
Consists of 142,780 shares of Common Stock owned directly by the Perisich Family Trust dated July 11, 2007 and indirectly by John M. Perisich, as trustee of the trust.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers, Directors and persons who beneficially own more than ten percent (10%) of a registered class of our equity securities to file reports of securities ownership and changes in ownership with the SEC.
As of the date of this Proxy Statement, and based solely on our review of the copies of such reports furnished to us and written representations from our executive officers and Directors, we believe that all reports needed to be filed by current Section 16 reporting persons since January 1, 2020 were filed on a timely basis other than the following delayed filings: a Form 4 for Thomas E. McCormick covering a common stock disposition, two Form 4s for Peter C. Brown covering common stock acquisitions, two Form 4s for Stephen C. Cook covering common stock acquisitions, two Form 4s for David L. King covering common stock acquisitions, two Form 4s for Carla S. Mashinski covering common stock acquisitions, two Form 4s for John P. Schauerman covering common stock acquisitions, two Form 4s for Robert A. Tinstman covering common stock acquisitions, and two Form 4s for Thomas E. Tucker covering common stock acquisitions.

30 | PRIMORIS	2021 PROXY STATEMENT

INFORMATION ABOUT AUDIT FEES AND SERVICES

Independent Registered Public Accounting Firm Fees and Services
The following is a summary of the fees billed for professional services for the fiscal years ended December 31, 2020 and 2019:
Fee Category	2020 Fees	2019 Fees
Audit Fees(1)	$1,666,932	$1,637,080
Audit Related Fees(2)	127,830	122,000
Tax Fees(3)	621,784	671,010
Total Fees	$2,416,546	$2,430,090

1
Fees for audit services billed for each of the last two fiscal years consist of the fees associated with the annual audit and reviews of our Quarterly Reports on Form 10-Q.

2
Audit related fees billed in each of the last two fiscal years include proxy filings, registration statements, employee benefit plan audit, and standalone audits for Primoris subsidiaries.

3
Tax fees billed in each of the last two fiscal years include professional services rendered for tax compliance (preparation and review of tax returns), tax advice and tax planning.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee has adopted policies and procedures regarding the pre-approval of the performance by Moss Adams LLP of audit, audit-related and tax services, except as may otherwise be permitted by law or regulation. Moss Adams LLP has also been instructed to obtain advance approval of any other services. Each pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Moss Adams LLP and management are required to periodically report to the Audit Committee regarding the services provided by the independent auditors in accordance with this pre-approval. All services listed above and all fees were approved in advance by the Audit Committee.

2021 PROXY STATEMENT	PRIMORIS | 31

Audit Committee Report

The following report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by us under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report by reference.
The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee (i) the integrity of our financial statements, (ii) the independent registered public accounting firm’s qualifications, independence and performance, (iii) our accounting and financial reporting processes, (iv) our compliance with financial, legal and regulatory requirements, and (v) the audits of our financial statements. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee.
Management has the primary responsibility for the preparation of the financial statements and the reporting process, as well as performing an evaluation and assessment of the effectiveness of the Company’s internal control over financial reporting using the control criteria framework of the Committee of Sponsoring Organizations of the Treadway Commission (COSO 2013). Our management has represented to the Audit Committee that the consolidated financial statements for the fiscal year ended December 31, 2020 were prepared in accordance with generally accepted accounting principles and that the Company’s internal control over financial reporting was effective as of December 31, 2020. In addition to its review and discussion with management of the audited consolidated financial statements and in the performance of its oversight function over internal controls, the Audit Committee reviewed and discussed with management the critical accounting policies that were applied in the preparation of our consolidated financial statements, and the process for certifications by our Chief Executive Officer and our Chief Financial Officer.
Our independent registered public accounting firm is responsible for auditing the consolidated financial statements for the fiscal year ended December 31, 2020 and issuing an opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2020. The Audit Committee discussed the results of the work of the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Securities and Exchange Commission and the Public Company Accounting Oversight Board (“PCAOB”), including PCAOB AS 1301 (Communications with Audit Committees). In addition, the Audit Committee received from the independent registered public accounting firm the written disclosures required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with them their independence from the Company and its management. The Audit Committee also evaluated whether the independent registered public accounting firm’s provision of non-audit services to us was compatible with the auditor’s independence and determined it was compatible. The members of the Audit Committee met in executive session (with no management in attendance) with the independent registered public accounting firm each quarter during the year.
The Board determined that the Audit Committee members meet the independence requirements of Rule 10A-3 of the Exchange Act and applicable Nasdaq independence rules.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.
Carla S. Mashinski (Chair)
Peter C. Brown
Stephen C. Cook
John P. Schauerman

32 | PRIMORIS	2021 PROXY STATEMENT

EXECUTIVE OFFICER INFORMATION

The executive officers of Primoris as of March 15, 2021 are as follows:
• Thomas E. McCormick, 58, President and Chief Executive Officer (CEO);
• Kenneth M. Dodgen, 55, Executive Vice President, Chief Financial Officer (CFO);
• John F. Moreno, Jr., 52, Executive Vice President, Chief Operating Officer; and
• John M. Perisich, 56, Executive Vice President, Chief Legal Officer and Secretary.
See “Proposal 1 – Election of Directors” for a description of Mr. McCormick’s business experience.
Mr. Dodgen has served as our Executive Vice President, Chief Financial Officer since November 2018. He previously served as our Senior Vice President and Corporate Controller since May 2017. Prior to that, Mr. Dodgen served as Chief Financial Officer at Baker Hill Solutions from 2016 to 2017, Chief Financial Officer at PLH Group, Inc. from 2011 to 2015, and Chief Financial Officer at Fulcrum Power Services from 2006 to 2011. From 1996 to 2006, Mr. Dodgen spent ten years in investment banking with JPMorgan and Merrill Lynch where he focused predominantly on mergers and acquisitions. Prior to investment banking, Mr. Dodgen worked for Affiliated Computer Services in Dallas, and he began his career at PricewaterhouseCoopers. Mr. Dodgen received a B.B.A. in Accounting from Texas A&M University and an M.B.A. from the Booth School of Business at The University of Chicago. He is a licensed CPA.
Mr. Moreno has served as our Executive Vice President, Chief Operating Officer since April 2019. He has over 30 years of experience in the engineering and construction industry and has extensive experience in energy-related markets. From October 2010 until March 2019, he served as President of PCL Industrial Construction Co., a private, heavy industrial construction firm. Prior to that, he held a variety of positions with PCL since 2000, including Operations Manager and General Manager. Mr. Moreno has a Bachelor of Science degree in Mechanical Engineering from Georgia Institute of Technology and an M.B.A. from the Wharton School at the University of Pennsylvania.
Mr. Perisich has served as our Executive Vice President and Chief Legal Officer since May 2013. He previously served as our Senior Vice President and General Counsel from July 2008. Prior to that, he served as Vice President and General Counsel of Primoris Corporation beginning in February 2006, and previous to that was Vice President and General Counsel of Primoris Corporation and its predecessor, ARB, Inc. Mr. Perisich joined ARB in 1995. Prior to joining ARB, Mr. Perisich practiced law at Klein, Wegis, a full service law firm based in Bakersfield, California. He received a B.A. degree from UCLA in 1987, and a J.D. from the University of Santa Clara in 1991.

2021 PROXY STATEMENT	PRIMORIS | 33

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
This section discusses the oversight of our executive compensation program by the Compensation Committee of the Board of Directors and provides a discussion of the compensation earned in 2020 by our named executive officers (“NEOs”). Our NEOs for 2020 include the following:
Named Executive Officer (NEO)	Position
Thomas E. McCormick,	President and Chief Executive Officer
Kenneth M. Dodgen,	Executive Vice President, Chief Financial Officer
John F. Moreno, Jr.,	Executive Vice President, Chief Operating Officer
John M. Perisich,	Executive Vice President, Chief Legal Officer and Secretary
Overview
Our management compensation programs apply broadly to all officers and management persons at the Company with modifications to reflect the different management levels, experience levels and types of responsibilities. The Company’s goal is to align compensation so that the entire management team is committed to the Company’s corporate objectives of achieving both near- and long-term profitable growth.
Historically, it was our practice to provide annual discretionary bonus awards based both on overall financial and non-financial performance. These discretionary awards were not tied to attaining a specific financial result; that is, there was no mathematical formula for determining bonus amounts. Through 2018, the Compensation Committee generally retained this practice. During 2019, the Compensation Committee approved a new Incentive Compensation Plan that established a more formulaic annual incentive calculation and an increased emphasis on equity awards within the total compensation structure. We believe that our new compensation practice will further enhance value for our stockholders.
Shareholder “Say-on-Pay” Vote

At our Annual Meeting of Stockholders in May 2020, 85.2% of votes cast on our advisory vote on executive compensation (“say-on-pay proposal”) were voted in favor of the proposal, which our Compensation Committee has considered in designing and granting compensation to our NEOs. Consistent with the vote of our shareholders at our 2017 Annual Meeting on the proposed frequency for seeking advisory votes on executive compensation, we submit a say-on-pay proposal to a shareholder vote every three years.

Compensation Philosophy

34 | PRIMORIS	2021 PROXY STATEMENT

Executive Compensation
Processes and Procedures for Determining Executive Compensation
The following describes the roles of the key participants and sources of information in the process of setting compensation.

Role of the Compensation Committee

The Compensation Committee reviews and approves compensation and benefit policies and objectives, determines whether our officers, directors and employees are generally compensated in accordance with these objectives, and carries out certain of the Board's responsibilities relating to the compensation of our executives. The Compensation Committee operates under a charter approved by the Board. All of the Compensation Committee members meet the Nasdaq independence standards and are "Non-employee" Directors as define by the Exchange Act.

For our executives' compensation, the Compensation Committee approves the structure of the compensation program. In addition, the Compensation Committee, in coordination with the recommendations by the CEO (excluding, with respect to his own compensation), directly sets the compensation for the Company's senior officers, including all NEOs. The Compensation Committee is involved in all matters where approval is appropriate for tax or regulatory reasons.

Role of Board of Directors

The Board provides final approval of Compensation Committee compensation changes for the executive officers. This approval is obtained at an independent Director session without the presence of management Directors.

Role of Executives

Our CEO is responsible for reviewing the compensation and performance of all the executive officers, other than himself. He makes recommendations to the Compensation Committee for adjustments in compensation, for annual discretionary bonus amounts and for any other compensation changes. The Compensation Committee uses the CEO's recommendations and its evaluation of current individual and business performance and historical individual and business performance to review and approve annual bonus amounts. Our CEO is not present during and does not participate in the discussion of any elements of his compensation with the Compensation Committee.

Our CFO facilitates the sharing of information among the Company, the compensation consultant and the Compensation Committee. In this role, he communicates with the compensation consultant at the direction of the Compensation Committee.

Role of External Advisor

The Compensation Committee engages Pay Governance as an independent consulting resource as needed to help it with its responsibilities. When requested, information and advice provided by Pay Governance may include reviews and critique of our executive compensation philosophy and strategies; a competitive analyses of peer program design; and presentations to update market trends. Pay Governance attends Compensation Committee meetings as requested by the Compensation Committee and conducts private meetings with the Compensation Committee without management representatives at the Committee's request.

Role of Benchmarking

We believe that it is helpful when making compensation-related decisions to be aware of current practices at similarly situated publicly held companies in engineering, construction, and related industries. The Compensation Committee periodically considers the compensation levels at other companies in our industry. We do not view benchmarking as a stand-alone tool for setting compensation due to the aspects of our business and objectives that may be unique to us. In using its collective judgment in setting executive pay, the Compensation Committee may use benchmarking as one consideration. However, at this time the Compensation Committee's decisions are based primarily on recommendations from our CEO (other than with respect to himself), the Compensation Committee's evaluation of the executive's performance, the overall Company performance and our compensation strategy. We reviewed the most recent proxy information available for the following eight publicly traded engineering and construction companies (primarily fiscal year 2019 information): EMCOR Group, Inc., Fluor Corporation, Granite Construction, Inc., KBR, MasTec, Inc., Matrix Service Company, Quanta Services, Inc., and Sterling Construction Company, Inc. We found that our CEO's total 2020 compensation was in the lower third of the peer companies' CEOs on an absolute basis and in the lower third when total compensation was normalized for annual revenue.

2021 PROXY STATEMENT	PRIMORIS | 35

Executive Compensation
Components of NEO Compensation
The primary elements of our current compensation and benefits programs for our NEOs are summarized in the table below. Each component has a critical role in motivating and rewarding strong performance and retaining the NEOs who deliver such performance.
Compensation Element	Performance/Payment Criteria	Purpose
Base Salary Cash	• Individual performance; • Specific role and responsibilities; and • Experience in the role	• To provide a fixed level of cash compensation; and • To attract and retain key executives
Incentive Compensation Plan Cash RSUs
•
Total award is paid:

•
75% in cash

•
25% in RSUs that vest over three years in equal annual installments

•
75% of the total award is based on the achievement of performance targets established by the Compensation Committee related to:

•
Earnings per Share;

•
New Business Generated;

•
Cash Management; and

•
Safety Performance

•
25% of the total award is discretionary

•
To provide incentives to achieve annual financial and operational performance targets, which focus on profitable growth and safe execution;

•
To reward achievement of those targets;

•
To attract and retain key executives; and

•
To align executive and stockholder interests

Retirement Benefits 401(k) Matching	—	• To provide a competitive compensation package
Perquisites Healthcare Benefits Auto Allowance Aircraft Usage	—	• To maintain the health and safety of executives; and • To provide a competitive compensation package
Compensation Committee Pay Decisions
Base Salary Amounts
In accordance with Company practices, base salaries for employees are reviewed annually. For the NEOs, with the exception of the CEO, the Compensation Committee reviewed the recommendations from Mr. McCormick at the time of the annual reviews. The following table shows changes approved by the Compensation Committee, effective September 6, 2020:
Name	2020 Base Salary	2019 Base Salary	Percentage Increase
Thomas E. McCormick	$675,000	$625,000	8.0%
Kenneth M. Dodgen	425,100	408,750	4.0%
John F. Moreno Jr.(1)	515,000	500,000	3.0%
John M. Perisich	482,828	467,857	3.2%

1
Mr. Moreno’s employment began on April 1, 2019.

36 | PRIMORIS	2021 PROXY STATEMENT

Executive Compensation
Incentive Compensation Plan
The Company’s incentive compensation plan for senior leadership and executives is designed to provide annual awards payable in 75% cash and 25% equity in the form of RSUs. The total annual award earned is comprised of two components:
An eligible NEO that begins employment during the performance year will generally have to wait a year to enter the ICP, unless otherwise determined by the CEO and with the approval of the Compensation Committee. Generally, a NEO must be employed by the Company on the date any cash incentive compensation is paid. Otherwise, the NEO forfeits any and all rights to such compensation unless contractual provisions entitle the NEO to a full or pro-rated amount or otherwise determined by the CEO (other than with respect to himself) and with approval of the Compensation Committee.
Measurable Performance Awards
The measurable performance award for each NEO under the ICP is calculated as a percentage of such NEO’s base salary earned during the year (the “ICP Target”), which is then multiplied by the weighted achievement percentage associated with the Company performance metrics, as set forth in the following calculation:

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Executive Compensation
The Compensation Committee established the following ICP Targets for each NEO for the 2020 performance year:
Name	Base Salary Earned	ICP Target (% of Base Salary)	ICP Target Amount
Thomas E. McCormick	$653,365	225%	$1,470,072
Kenneth M. Dodgen	421,956	175	738,423
John F. Moreno Jr.	514,519	175	900,409
John M. Perisich	481,749	175	843,060
Earnings per Share Component
The Earnings per Share Component of the ICP is based on annual fully-diluted earnings per share. A payout occurs only if actual fully-diluted earnings per share is greater than the threshold amount and payout under this component is subject to a maximum achievement percentage. Based on the performance scale adopted by the Compensation Committee for the 2020 performance year, NEOs could earn awards for this component of the ICP as follows (when performance falls between the designated payout points above the threshold amount, the awards are determined by interpolation):
If Earnings per Share is	% of Target	Achievement %
Below $1.42 (threshold)	Less than 85%	0%
$1.42	85%	20%
$1.67 (target)	100%	70%
$1.93	115%	100%
Above $1.93 (maximum)	Greater than 115%	120%
For the 2020 performance year, the Compensation Committee established a target ICP earnings per share of  $1.67. The Compensation Committee concluded that actual ICP earnings per share for the performance year was $2.13, which represents approximately 127.5% of the target and an achievement percentage of 120.0%.
The following table details the actual payouts associated with the ICP Earnings per Share component:
Name	ICP Target Amount	ICP Earnings per Share Component	Achievement Percentage	Multiplier	ICP Earnings per Share Award Earned
Thomas E. McCormick	$1,470,072	60%	120.0%	75%	$793,839
Kenneth M. Dodgen	738,423	60	120.0	75	398,748
John F. Moreno Jr.	900,409	60	120.0	75	486,221
John M. Perisich	843,060	60	120.0	75	455,253
New Business Generated Component
The New Business Generated Component of the ICP is based on new business generated during the 2020 plan year. A payout occurs only if actual new business generated is greater than the threshold amount and payout under this component is subject to a maximum achievement percentage. Based on the performance scale adopted by the Compensation Committee for the 2020 performance year, NEOs could earn awards for this component of the ICP as follows (when performance falls between the designated payout points above the threshold amount, the awards are determined by interpolation):
If New Business Taken is (in millions)	% of Target	Achievement %
Below $3,077.5 (threshold)	Less than 85%	0%
$3,077.5	85%	20%
$3,620.6 (target)	100%	70%
$4,163.7	115%	100%
Above $4,163.7 (maximum)	Greater than 115%	120%

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Executive Compensation
For the 2020 performance year, the Compensation Committee established a target ICP new business generated of $3,620.6 million. The Compensation Committee concluded that actual ICP new business generated for the performance year was $3,798.0 million, which represents approximately 104.9% of the target and an achievement percentage of 79.8%.
The following table details the actual payouts associated with the ICP New Business Generated component:
Name	ICP Target Amount	ICP New Business Generated Component	Achievement Percentage	Multiplier	ICP New Business Generated Award Earned
Thomas E. McCormick	$1,470,072	25%	79.8%	75%	$219,952
Kenneth M. Dodgen	738,423	25	79.8	75	110,483
John F. Moreno Jr.	900,409	25	79.8	75	134,719
John M. Perisich	843,060	25	79.8	75	126,139
Cash Management Component
The Cash Management Component of the ICP is based on the ability of the Company to manage cash during the 2020 plan year. Cash management is measured as the average days of accounts receivable outstanding plus the average days of unbilled contract revenue outstanding less the average days of deferred contract revenue outstanding. A payout occurs only if actual cash management is better than the threshold amount and payout under this component is subject to a maximum achievement percentage. Based on the performance scale adopted by the Compensation Committee for the 2020 performance year, NEOs could earn awards for this component of the ICP as follows (when performance falls between the designated payout points above the threshold amount, the awards are determined by interpolation):
If Cash Management is (in days)	% of Target	Achievement %
Above 80.5 (threshold)	Greater than 115%	0%
80.5	115%	20%
70 (target)	100%	70%
59.5	85%	100%
Below 59.5 (maximum)	Less than 85%	120%
For the 2020 performance year, the Compensation Committee established a target ICP cash management of 70 days. The Compensation Committee concluded that actual ICP cash management for the performance year was 51 days, which represents approximately 72.9% of the target and an achievement percentage of 120.0%.
The following table details the actual payouts associated with the ICP Cash Management component:
Name	ICP Target Amount	ICP Cash Management Component	Achievement Percentage	Multiplier	ICP Cash Management Award Earned
Thomas E. McCormick	$1,470,072	10%	120.0%	75%	$132,306
Kenneth M. Dodgen	738,423	10	120.0	75	66,458
John F. Moreno Jr.	900,409	10	120.0	75	81,037
John M. Perisich	843,060	10	120.0	75	75,875

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Executive Compensation
Safety Performance Component
The final component of the ICP is based on Company’s achievement of measurable safety performance goals. Performance with respect to this component is measured by the Company’s consolidated total recordable incident rate (“TRIR”) for the performance year. TRIR is defined as the number of work injuries in the performance year multiplied by 200,000 divided by reportable hours worked. A payout occurs only if actual TRIR is below the threshold amount and payout under this component is subject to a maximum achievement percentage. Based on the performance scale adopted by the Compensation Committee for the 2020 performance year, NEOs could earn awards for this component of the ICP as follows (when performance falls between the designated payout points below the threshold amount, the awards are determined by interpolation):
If TRIR is	% of Target	Achievement %
Above 0.75 (threshold)	Greater than 115%	0%
0.75	115%	20%
0.65 (target)	100%	70%
0.55	85%	100%
Below 0.55 (maximum)	Less than 85%	120%
For the 2020 performance year, the Compensation Committee established a target ICP TRIR of 0.65. The Compensation Committee concluded that actual ICP TRIR for the performance year was 0.53, which represents approximately 81.5% of the target and an achievement percentage of 120.0%.
The following table details the actual payouts associated with the ICP Safety component:
Name	ICP Target Amount	ICP Safety Component	Achievement Percentage	Multiplier	ICP Safety Award Earned
Thomas E. McCormick	$1,470,072	5%	120.0%	75%	$66,153
Kenneth M. Dodgen	738,423	5	120.0	75	33,229
John F. Moreno Jr.	900,409	5	120.0	75	40,518
John M. Perisich	843,060	5	120.0	75	37,938
Discretionary Amounts
Under the ICP, 25% of each NEOs total annual award is discretionary, subject to the approval of the Compensation Committee. There is not a requirement that there be a relationship between the measurable performance and the discretionary performance. For example, a discretionary bonus could be awarded even if most, or all, of the measurable performance goals were not attained. Similarly, an excellent measurable performance would not necessarily result in awarding of a maximum discretionary amount.
The following table lists the discretionary award amounts for 2020 and 2019.
Name	2020 Discretionary Amount	2019 Discretionary Amount	$ increase
Thomas E. McCormick	$349,142	$133,616	$215,526
Kenneth M. Dodgen	175,375	68,805	106,570
John F. Moreno, Jr.(1)	213,847	84,615	129,232
John M. Perisich	200,227	92,314	107,913

1
Mr. Moreno’s employment began on April 1, 2019.

Equity Awards
Under the ICP, all of the NEOs are paid their total awards (measurable and discretionary) 75% in cash and 25% in RSUs. The RSUs generally vest over three years in equal annual installments, as long as the NEO is employed by the Company, subject to accelerated vesting upon the reporting person’s termination without cause, death, disability, or retirement from the Company. The number of RSUs are determined using a 25% discount to the average December 2020 closing price for Primoris shares.

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Executive Compensation
The following table shows the total RSUs earned by each of the NEOs under the ICP in 2020 and granted in March 2021:
Name	RSUs Granted
Thomas E. McCormick	19,258
Kenneth M. Dodgen	9,674
John F. Moreno, Jr	11,796
John M. Perisich	11,044
Other Compensation Items
Stock Ownership Guidelines
In August 2019, our Nominating and Corporate Governance Committee established minimum stock ownership guidelines for executive officers, with the goal of promoting equity ownership and aligning our executive officers’ interests with our stockholders. The ownership guidelines are currently established at the following minimum levels:
Name	Guideline
Chief Executive Officer	3x base salary
Chief Financial Officer	2x base salary
Chief Operating Officer	2x base salary
Chief Legal Officer	2x base salary
Other Executive Officers	2x base salary
Officers will have five years from adoption of these stock ownership guidelines or five years from the date of hiring or promotion to acquire the shares needed to meet the stock ownership guidelines. The Company’s Secretary will evaluate compliance on an annual basis, as of April 30 of each year, and not on a running basis. If an officer achieves compliance with these stock ownership guidelines as of April 30 of any year, the officer will not be deemed to have failed to comply with these guidelines as of April 30 of any future year as a result of a decline in the Company’s stock price if the officer has not sold any shares. The Secretary will provide a compliance report to the Nominating and Corporate Governance Committee prior to the annual election of executive officers.
The following are used in determining stock ownership for purposes of these guidelines:
• shares owned separately by the officer or owned either jointly with, or separately by, his or her immediate family members residing in the same household;
• shares held in trust for the benefit of the officer or his immediate family members;
• shares purchased on the open market;
• shares purchased or awarded through the Company’s Long-term Retention Plan (the “LTR Plan”);
• vested and unvested time-based restricted stock or restricted stock units; and
• dividend equivalent shares.
Anti-Hedging Policy
The Company prohibits directors and executive officers from entering into speculative transactions in Primoris securities, such as prepaid variable forwards, forward sale contracts, short sales, equity swaps, collars, zero-cost collars and other derivative transactions. We believe these prohibitions ensure that levels of stock ownership in accordance with our stock ownership guidelines are effective in aligning each individual’s interests with those of our stockholders.
Pay Recoupment (Clawback) Policy
We employ the following clawback policy that applies to NEOs. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company as a result of misconduct with any financial reporting requirement under the securities laws, any participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for the amount of any payment in settlement of an award earned or accrued during the twelve (12) month

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Executive Compensation
period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement. The Board has sole discretion to make any and all decisions under this policy.
The SEC has proposed new rules that could affect the Company’s clawback policies. When the rules are finalized, the Company will update its policies to be in compliance with such rules.
Risk Assessment
The Compensation Committee considered the risks associated with the Company’s compensation policies and practices for executive officers and determined that it did not identify any risks that are reasonably likely to have a material adverse effect on the Company. This conclusion was based on the following considerations:

•
The Compensation Committee structures compensation at the senior management level to consist of both fixed and variable compensation. The base salaries of senior management are typically set at market levels and are designed to provide a steady income so that senior management does not feel pressured to focus exclusively on stock price performance to the detriment of other important business metrics. The variable portions of compensation are generally designed to reward both short-term and long-term performance as measured under several financial and operational performance metrics. Additionally, RSUs generally vest over three years in equal annual installments, which the Compensation Committee believes encourages senior management to focus on sustained stock appreciation and promotes retention. The Compensation Committee believes that the variable elements of compensation are a sufficient percentage of overall compensation to motivate short-term and long-term results, while the fixed element is also sufficient such that senior management is not encouraged to take unnecessary or excessive risks in doing so.

•
The Compensation Committee believes the financial and operational performance measures for determining cash and equity awards earned under our ICP are aligned with the Company’s short-term and long-term operating and strategic plans and that the targets for those measures are set at appropriate levels that do not encourage unnecessary or excessive risk taking.

•
The Board has adopted stock ownership guidelines for our executive officers, which the Compensation Committee believes provide a considerable incentive for management to consider the Company’s long-term interests because a meaningful portion of their personal investment portfolio consists of the Company’s Common Stock.

• Individual awards are capped under our ICP, which the Compensation Committee believes mitigates excessive risk taking.

•
The Company has a clawback policy that allows us to recover certain incentive compensation from executive officers and other senior management for the achievement of certain Company financial results that were subsequently subject to a restatement.

Tax Matters
Generally, Internal Revenue Code Section 162(m) limits a tax deduction to public companies for compensation of each “covered employee” to $1 million in any one year. Amendments to Section 162(m) for the Tax Cuts and Jobs Act of 2017 (“Tax Act”) became effective in tax years beginning on or after January 1, 2018. As amended, Section 162(m) no longer allows performance-based compensation to be exempt from the deduction limitation. Further, for tax years beginning on or after January 1, 2018, the deduction limitation applies to compensation of a public company’s CEO, CFO and each of the next three highest compensated executive officers. Beginning in 2017, an employee who becomes a covered employee will remain a covered employee until separation from the Company. The Company structured the 2013 Equity Plan with the intention that certain performance awards made under the plan would qualify for tax deductibility. As a result of changes within the Tax Act, the performance awards are now subject to the deduction limitation along with other compensation.
Employment Agreements for Named Executive Officers
At the time of his selection as CEO, effective November 4, 2019, the Company entered into a five-year employment agreement with Thomas E. McCormick, setting out his annual base salary, plus a performance bonus opportunity. In the event of termination without cause, by death, disability or change of control, certain severance benefits will be paid, including a lump sum payment of 100% of base salary, a pro rata portion of a bonus, up to one year of the employee’s share of the premium for COBRA medical benefits, and accelerated vesting of any RSUs.
At the time of his hire as Chief Operating Officer, effective April 1, 2019, the Company entered into a five-year employment agreement with John F. Moreno, Jr., setting out his annual base salary, issuance of RSUs plus a performance bonus opportunity. In the event of termination without cause, by death, disability or change of control, certain severance benefits will be paid, including a lump sum payment of 100% of base salary, a pro rata portion of a bonus, up to one year of the employee’s share of the premium for COBRA medical benefits, and accelerated vesting of any RSUs.
The Company has also entered into a five-year employment agreement with all of its other NEOs. The agreements set out annual base salary plus a performance bonus opportunity. In the event of termination without cause, by death, disability

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Executive Compensation
or change of control, certain severance benefits will be paid, including a lump sum payment of 100% of base salary, a pro rata portion of a bonus, up to one year of the employee’s share of the premium for COBRA medical benefits, and accelerated vesting of any RSUs.
All of the employment agreements contain certain restrictive covenants that prohibit the executives from disclosing information that is confidential to us and our subsidiaries and generally prohibits them, during the employment term and for two years thereafter, from soliciting or hiring our employees or our subsidiary employees and from using our confidential information to divert any customer business from us, or to otherwise alter the manner in which a customer does business with us.

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Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included herein and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.
Patricia K. Wagner (Chair)
Peter C. Brown
Carla S. Mashinski
Robert A. Tinstman
Thomas E. Tucker

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Compensation Tables

Summary Compensation Table
The following table and accompanying notes provide summary information with respect to total compensation earned or paid by us or our subsidiaries to our NEOs.
Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)	Total
Thomas E. McCormick President and Chief Executive Officer	2020	$653,365	$261,857	$223,121	$909,188	$103,620	$2,151,151
	2019	593,850	100,212	—	469,189	61,791	1,225,042
	2018	559,834	679,903	—	—	108,485	1,348,222
Kenneth M. Dodgen Executive Vice President, Chief Financial Officer	2020	$421,956	$131,532	$122,462	$456,689	$36,374	$1,169,013
	2019	393,173	51,604	—	260,936	51,552	757,265
	2018	320,193	300,000	150,000	—	45,580	815,773
John F. Moreno, Jr.(6) Executive Vice President, Chief Operating Officer	2020	$514,519	$160,385	$112,888	$556,871	$61,160	$1,405,823
	2019	338,463	63,461	500,000	224,626	21,342	1,147,892
John M. Perisich Executive Vice President, Chief Legal Officer	2020	$481,749	$150,170	$147,175	$521,403	$36,550	$1,337,047
	2019	461,568	69,235	—	306,327	36,532	873,662
	2018	447,869	400,000	370,011	—	65,243	1,283,123

1
Salary includes all regular wages paid to the NEO and any amount that was voluntarily deferred by the NEO pursuant to our 401(k) Plan.

2
As discussed in the preceding section, “Compensation Discussion and Analysis—Compensation Committee Pay Decisions—Annual Bonuses”, the Company changed its bonus program for NEOs in 2019. Bonus amounts shown in this column for 2020 and 2019 represents the discretionary cash awards earned under the Company’s ICP. Bonus amounts shown in this column for 2018 includes any bonus amount earned in the respective year and deferred to the following year under the Company’s LTR Plan. Participants in the LTR Plan must defer 50% of the annual award. Except in case of death, disability, retirement, involuntary separation from service, or approval by a special LTR Plan committee, the deferred compensation amount is paid to the participant only if employed by the Company on the bonus payment date the following year.

3
The amount shown in this column represents the aggregate grant date fair value of the RSUs granted by our Board of Directors computed in accordance with FASB ASC Topic 718, as described in Note 17 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. The fair value on the grant date for the RSUs granted to Messrs. McCormick, Dodgen, Moreno, and Perisich in 2020 was $19.66 per share. The fair value on the grant date for the RSUs granted to Mr. Dodgen in 2018 was $24.35 per share. The fair value on the grant date for the RSUs granted to Mr. Moreno in 2019 was $20.68 per share. The fair value on the grant date for the RSUs granted to Mr. Perisich in 2018 was $25.64 per share. The fair value was based on the market closing price of our stock one day prior to the grant date. This amount reflects our accounting expense to be recognized over the vesting period of the RSUs awarded, and does not correspond to the actual value that will be recognized by the NEO.

4
Amounts shown in this column reflect the measurable cash awards earned under the Company’s ICP, which is discussed in further detail in the preceding section “Compensation Discussion and Analysis—Compensation Committee Pay Decisions—Annual Bonuses”.

2021 PROXY STATEMENT	PRIMORIS | 45

5
All other compensation for the NEOs includes the following:

	Year	Auto Allowance	Personal Use of Company Airplane(a)	Company Paid Portion of Health Care Benefits	Company Paid Contributions to Employee 401(k) savings account	Discount on Security Purchases(b)	Dividend Equivalent Units(c)	Total Other Compensation
Thomas E. McCormick	2020	$12,000	$67,070	$13,150	$11,400	$—	$—	$103,620
	2019	12,000	22,447	13,332	11,200	—	2,812	61,791
	2018	12,000	10,918	9,983	11,000	54,835	9,749	108,485
Kenneth M. Dodgen	2020	$10,800	$—	$13,150	$11,400	$—	$1,024	$36,374
	2019	10,800	14,759	13,332	11,111	—	1,550	51,552
	2018	10,800	—	9,983	—	24,197	600	45,580
John F. Moreno, Jr.	2020	$12,000	$24,626	$13,134	$11,400	$—	$—	$61,160
	2019	9,000	842	7,654	3,846	—	—	21,342
John M. Perisich	2020	$12,000	$—	$13,150	$11,400	$—	$—	$36,550
	2019	12,000	—	13,332	11,200	—	—	36,532
	2018	12,000	—	9,983	11,000	32,260	—	65,243
a
The Company determined the value of personal aircraft use using the aggregate incremental cost to the Company, based on the cost of fuel, trip-related maintenance, crew travel expenses, landing fees, trip related costs and other variable costs. We have revised the previously reported incremental costs for personal use of Company aircraft in the 2018 and 2019 totals reported above for Messrs. McCormick, Dodgen, and Moreno to use the methodology described in the preceding sentence. For tax purposes, income is imputed to the executive for non-business travel based on a multiple of the SIFL rates.

b
Messrs. McCormick, Dodgen, and Perisich participated in the LTR Plan in 2018, and had the ability to purchase Company Stock at a 25% discount to the market price using up to one sixth of the participant’s current year earned bonus amount. Each of Messrs. McCormick, Dodgen, and Perisich purchased the maximum number of shares allowed under the terms of the LTR Plan. For 2018 participants, the discounted price was $15.81 per share based on the average closing price of the shares in December 2018. The amounts shown in this column represent the difference between the discounted purchase price and the market price on the date that the executive was issued the shares.

c
Messrs. McCormick and Dodgen each accrued “Dividend Equivalent Units” (as defined in the 2013 Equity Plan) on their vested and unissued RSUs. The amounts shown in this column represent the value of the Dividend Equivalent Units.

6
Effective April 1, 2019, Mr. Moreno was appointed Chief Operating Officer and entered into a five-year employment agreement.

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Grants of Plan-Based Awards, Outstanding Equity Awards at Fiscal Year-End, Options Exercised and Stock Grants Vested
The following table sets forth the individual grants of plan-based awards to our NEOs during 2020.
Grants of Plan-Based Awards
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(2)	Grant Date Fair Value of Stock Awards(3)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Thomas E. McCormick	N/A	165,383	578,841	992,298
	2/28/2020				11,349	$223,121
Kenneth M. Dodgen	N/A	83,073	290,754	498,435
	2/28/2020				6,229	$122,462
John F. Moreno, Jr.	N/A	101,296	354,536	607,776
	2/28/2020				5,742	$112,888
John M. Perisich	N/A	94,844	331,955	569,066
	2/28/2020				7,486	$147,175

1
The threshold, target and maximum amounts in these columns show the range of cash payouts targeted for 2020 for measurable performance under the ICP, which is discussed in further detail in “Compensation Discussion and Analysis—Compensation Committee Pay Decisions—Annual Bonuses”.

2
The RSU awards reported in this column and the “Grant Date Fair Value of Stock Awards” column represent long-term equity incentive awards granted by the Board of Directors under the 2013 Equity Plan. RSU awards vest in three equal installments on each of the first through third anniversaries of February 28, 2020. Excluded from this table are the Dividend Equivalent Units provided for under the RSU Agreement grant. These Divided Equivalent Units are included in the All Other Compensation column of the Summary Compensation Table and the Outstanding Equity Awards at Fiscal Year-End table and therefore do not constitute additional compensation not otherwise reported in this Proxy Statement.

3
The amount shown in this column represents the aggregate grant date fair value of the RSUs granted by our Board of Directors computed in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at Fiscal Year-End
	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)
Thomas E. McCormick(2)	11,349	$313,346
Kenneth M. Dodgen(3)	8,283	228,694
John F. Moreno, Jr.(4)	29,920	826,091
John M. Perisich(5)	21,917	605,128

1
Market value is calculated by multiplying the number of RSUs that have not vested by the closing market price of our Common Stock on December 31, 2020, which was $27.61 per share.

2
On February 28, 2020, Mr. McCormick was granted 11,349 RSUs under the ICP. Such RSUs vest in three equal installments on each of the first through third anniversaries of February 28, 2020.

3
On October 3, 2018, the Board granted 6,161 RSUs to Mr. Dodgen. Such RSUs vest in three equal installments on each of the first through third anniversaries of October 3, 2018. On February 28, 2020, Mr. Dodgen was granted 6,229 RSUs under the ICP. Such RSUs vest in three equal installments on each of the first through third anniversaries of February 28, 2020.

4
On April 1, 2019, the Board granted 24,178 RSUs to Mr. Moreno. Such RSUs vest 100% on April 1, 2022. On February 28, 2020, Mr. Moreno was granted 5,742 RSUs under the ICP. Such RSUs vest in three equal installments on each of the first through third anniversaries of February 28, 2020.

5
On August 13, 2018, the Board granted 14,431 RSUs to Mr. Perisich. Such RSUs vest 100% on August 13, 2021. On February 28, 2020, Mr. Perisich was granted 7,486 RSUs under the ICP. Such RSUs vest in three equal installments on each of the first through third anniversaries of February 28, 2020.

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Stock Vested in 2020
The following table sets forth the number and value of stock awards that vested for the NEOs during 2020.
	Stock Awards
	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Kenneth M. Dodgen	5,387	$87,149

1
Amounts shown reflect the market value of the shares as of the vesting date.

Potential Payments Upon Termination
The Company has an employment agreement with Messrs. McCormick, Dodgen, Moreno, and Perisich. The terms of the employment agreements provide that we must pay certain severance benefits in the event the NEO is terminated by us for any reason other than for “cause”, including salary continuation for a twelve month period.
The following table shows amounts that would be payable to each of the following NEOs under the scenario that the executive is terminated without cause, for a change in control, or leaves due to death or disability. The table assumes that the terminating event occurred on December 31, 2020, and the NEO returned an executed release of claims (other than if leaving due to death), on which these termination payments are conditioned.
	Base Salary(1)	Equity(2)	Bonus(3)	Health Care Benefits(4)	Accrued Vacation(5)	Total
Thomas E. McCormick	$675,000	$313,346	$1,518,750	$22,598	$38,942	$2,568,636
Kenneth M. Dodgen	425,100	228,694	743,925	22,598	24,525	1,444,842
John F. Moreno, Jr.	515,000	826,091	901,250	20,795	29,712	2,292,848
John M. Perisich	482,828	605,128	844,949	22,598	27,855	1,983,359

1
Calculated as a lump sum payment equal to one year’s base salary.

2
Represents accelerated vesting, as of December 31, 2020, of RSUs granted to each of the NEOs. The value is based on the closing price of our Common Stock at December 31, 2020.

3
In the event of termination without cause, or by death or disability, calculated as a lump sum payment equal to the target bonus amount that would have been paid for the calendar year.

4
In the event of the executive’s termination without cause or disability, he is entitled to up to one year of healthcare benefits. The amount reflects both the employee and employer portion of health care premium costs.

5
Each executive is allowed an accrual of up to three weeks of vacation. For purposes of this table, it was assumed that the full three weeks would be paid upon termination.

Pay Ratio Disclosure
We are providing the following information to comply with Section 953(b) of Dodd-Frank and Item 402(u) of Regulation S-K. For 2020, our last completed fiscal year, we determined the ratio of the annual total compensation of our CEO relative to the annual total compensation of our median employee. In determining the median employee, a ranked list was prepared of all of our employees (other than the CEO) based on their W-2 compensation as of December 31, 2020. Such employees include all full-time, part-time, seasonal, and temporary employees. Based on the diversity of our businesses across our service territories, W-2 earnings provide a fixed and fair representation of compensation across our enterprise and thus is an appropriate measure to determine the median employee. No other assumptions, adjustments, or estimates, including any cost-of-living adjustments, were made in identifying the median employee. For purposes of reporting annual total compensation and the ratio of annual total compensation of the CEO to the median employee, both the CEO’s and median employee’s annual total compensation were calculated consistent with the disclosure requirement of executive compensation under the Summary Compensation Table.
After applying the methodology described above, our median employee compensation using the Summary Compensation Table requirements was $54,679. Our CEO’s compensation as disclosed in the Summary Compensation Table was $2,151,151. Based on this information, the estimate of the ratio of compensation for our CEO to the median employee for 2020 was 39:1. This ratio is specific to our Company and may not be comparable to any ratio disclosed by another company.

48 | PRIMORIS	2021 PROXY STATEMENT

Retirement Plans
We sponsor multiple defined contribution plans for eligible employees not covered by collective bargaining agreements. Our plans include various features such as voluntary employee pre-tax and Roth-based contributions and matching contributions made by us. The plans do not provide any benefits for any executives other than those provided to all employees.
2013 Equity Incentive Plan
Background. In May 2013, the stockholders approved and the Company adopted the 2013 Equity Plan.
The principal purpose of our 2013 Equity Plan is to provide incentives for our officers, employees and consultants, as well as the officers, employees and consultants of any of our subsidiaries. In addition to awards made to officers, employees or consultants, the 2013 Equity Plan permits us to grant options or other equity securities to our Directors.
The following table gives information about our Common Stock that may be issued upon the exercise of options, warrants, and rights, or upon settlement of RSUs, all as part of the Company’s 2013 Equity Plan as of December 31, 2020.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights under equity plan(1) (a)	Weighted-average exercise price per share of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	299,959	$ —	1,211,276
Equity compensation plans not approved by security holders	—	—	—
Total	299,959	$ —	1,211,276

1
Equity awards listed represent RSUs and Dividend Equivalent Units awarded through the RSU Agreements under the 2013 Equity Plan.

2021 PROXY STATEMENT	PRIMORIS | 49

STOCKHOLDER PROPOSALS FOR OUR 2022 ANNUAL MEETING

The rules of the SEC establish the eligibility requirements and the procedures that must be followed for inclusion of a stockholder’s proposal in a public company’s proxy materials. Under those rules, proposals submitted for inclusion in our 2022 proxy materials must be received on or before the close of business on November 25, 2021. Proposals for inclusion in our 2022 proxy materials must comply with the procedures set forth in Rule 14a-8 under the Exchange Act.
Our Amended and Restated Bylaws (“Bylaws”) provide that in order for nominations of persons for election to the Board and a proposal of business to be properly brought before an Annual Meeting of Stockholders, it must be either: (1) specified in the notice of the meeting given by us, (2) otherwise brought before the meeting by or at the direction of our Board, or (3) properly brought before the meeting by a stockholder entitled to vote at the meeting who complies with the following notice procedures: (i) the stockholder must give timely notice thereof in writing of the nomination or business to be brought before such meeting to our Secretary, and (ii) such business must be a proper matter for stockholder action under the Delaware General Corporation Law. Our Bylaws provide that to be timely, a stockholder’s notice must be delivered to our Secretary at our principal executive offices not less than 45 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s Annual Meeting. If the date of the subsequent year’s Annual Meeting of Stockholders is changed by more than 30 days from the date of the prior year’s meeting, notice by the stockholder for the subsequent year’s Annual Meeting must be delivered to our Secretary within a “reasonable time” prior to our mailing of the proxy materials for the subsequent year’s Annual Meeting of Stockholders. To be properly brought before the 2022 Annual Meeting, notice must be received no later than February 8, 2022.
Any stockholder who intends to present a proposal or nominate persons for election to the Board at the 2022 Annual Meeting of Stockholders must send notice, with all required information, via standard mail, overnight delivery or other courier service, to Primoris Services Corporation, 2300 N. Field Street, Suite 1900, Dallas, Texas 75201, Attention: Secretary.

50 | PRIMORIS	2021 PROXY STATEMENT

OTHER MATTERS

This Proxy Statement, being mailed and made available electronically (on our Company website at www.primoriscorp.com) to stockholders on or about March 25, 2021, is being sent to you by the Board of Directors (the “Board”) of Primoris Services Corporation in connection with our 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will take place at 9:00 a.m. Central Time, on Tuesday, May 4, 2021, on the 8th floor of our offices at 2300 N. Field Street, Dallas, Texas 75201. To accommodate ongoing public health issues surrounding the COVID-19 virus, we will also provide alternative access for remote participation in the meeting. You are cordially invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.
Purpose of the Annual Meeting
At the Annual Meeting, our stockholders will vote to elect nine directors to hold office for a one-year term expiring at the Annual Meeting of Stockholders to be held in 2022, or until a successor is elected and qualified, and will vote to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. In addition, management will respond to any questions from stockholders.
Materials provided
The Board is sending you this Proxy Statement and the enclosed proxy card in order to solicit your proxy to vote your shares at the Annual Meeting. As a stockholder, you are invited to attend the meeting and are entitled to vote on the items of business described in this Proxy Statement.
Annual Meeting attendance
All stockholders as of March 15, 2021 (the “Record Date”), or their duly appointed proxies, may attend the Annual Meeting. You may need to bring personal identification. Gaining admission to the Annual Meeting depends on how your stock ownership is recorded with our transfer agent, Continental Stock Transfer & Trust Company (the “Transfer Agent”). If your stock is held in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, please obtain proof of ownership, such as a current brokerage account statement or certification from your broker. If your stock is registered directly in your name with our Transfer Agent, all you need is proof of identity; no proof of ownership is needed.
Voting at the Annual Meeting
Holders of our common stock (“Common Stock”) as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 49,223,988 shares of Common Stock outstanding, each of which is entitled to one vote with respect to each matter to be voted on at the Annual Meeting. There is no stockholder statutory right of appraisal or dissent with respect to any matters to be voted on at the Annual Meeting.
Quorum requirement
The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum.
Stockholder of record & beneficial owner
All stockholders are invited to attend the Annual Meeting. All shares that have been properly voted and not revoked will be voted at the Annual Meeting. Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are distinctions between shares held of record and those owned beneficially.

2021 PROXY STATEMENT	PRIMORIS | 51

Stockholder of Record
If your shares are registered directly in your name with the Transfer Agent, you are considered the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.
Voting in person at the Annual Meeting—You may vote in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.
Voting without attending the Annual Meeting—Please complete and properly sign and date the accompanying proxy card and return it to the Transfer Agent in the accompanying pre-addressed envelope.
Changing your vote after returning your proxy card—You can revoke your proxy before it is exercised at the meeting by:
•
delivering written notice of revocation of the proxy to our Secretary prior to the Annual Meeting;

•
executing and delivering a later dated proxy card to our Secretary; or

•
attending and voting by ballot in person at the Annual Meeting.

Beneficial Owner of Shares
If your shares are held in a stock brokerage account, by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered, with respect to your shares, the stockholder of record. As the beneficial owner, you have the right to direct the stockholder of record how to vote your shares. Your broker, bank or nominee has enclosed a voting instruction card for your use.
Voting without attending the Annual Meeting—Please follow the instructions provided by your broker, bank or nominee. You may vote by mail by completing, signing and dating the voting instruction card provided by your broker, bank or nominee and mailing the card to such entities in the accompanying pre-addressed envelopes.
Changing your vote after returning your proxy card—You may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote at the Annual Meeting in person by following the instructions in the next section below.
Voting in person at the Annual Meeting—You may vote in person at the Annual Meeting by obtaining a signed “legal proxy” from the record holder (e.g., your broker, bank or nominee) prior to the meeting. Please bring your signed “legal proxy” and proof of identification to the meeting.
Required votes to approve each item
Each outstanding share of Common Stock is entitled to one vote on each proposal at the Annual Meeting. All matters require the existence of a quorum at the Annual Meeting. All proposals require an affirmative vote of the majority of shares represented in person or by proxy, other than the election of Directors, which is determined by plurality voting. The individual receiving the largest number of votes for each position will be elected.
In voting on Proposal 1, the election of Directors, you may vote “FOR” the nominee or your vote may be “WITHHELD” with respect to the nominee. In voting on any other proposal, you may vote “FOR”, “AGAINST”, or “ABSTAIN”. A properly executed proxy marked “ABSTAIN” with respect to any other proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. An abstention will have the effect of a negative vote on that matter. If you are a beneficial owner, shares represented by broker non-votes (when the broker indicates they do not have their customer’s direction on how to vote, nor has discretionary authority on how to vote) will be counted in determining whether there is a quorum, but will not be counted as votes cast on any proposal where the broker indicated they do not have discretionary voting authority.
Inspector of elections
Our Executive Vice President, Chief Legal Officer and Secretary, John M. Perisich, will act as Inspector of Elections and oversee the voting results. The Inspector of Elections will also determine the presence of a quorum.

52 | PRIMORIS	2021 PROXY STATEMENT

Voting results of the Annual Meeting
We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on a Form 8-K filing with the Securities and Exchange Commission (“SEC”) within four business days of the Annual Meeting.
Board recommendations
The Board recommends a vote:
•
FOR Proposal No. 1, to elect each of the nine director nominees to hold office for a one-year term expiring at the Annual Meeting of Stockholders to be held in 2022 or until a successor is elected and qualified.

•
FOR Proposal No. 2, to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Unless you give other instructions on your proxy card, the individual(s) named as proxy holder on the proxy card will vote in accordance with the recommendations of the Board.
Expense of soliciting proxies
We will pay the costs for the solicitation of proxies, including the cost of preparing and mailing this Proxy Statement. Proxies are being solicited primarily by mail, but the solicitation by mail may be followed-up by solicitation in person, or by telephone or facsimile, by our regular employees without additional compensation for such proxy solicitation activity or by a proxy solicitation firm. We will reimburse brokers, banks and other custodians and nominees for their reasonable out-of-pocket expenses incurred in sending proxy materials to our stockholders.
Information about Primoris Services Corporation
We maintain a corporate website at www.primoriscorp.com. Visitors to the Investor Relations section of our website can view and print copies of our SEC filings, including this Proxy Statement and Forms 10-K, 10-Q and 8-K. Copies of the charters for our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Strategy and Risk Committee, as well as our Code of Conduct, our Corporate Governance Guidelines, and our Sustainability Report are also available through our website. Alternatively, stockholders may obtain, without charge, copies of all of these documents by writing to Investor Relations at the Company’s headquarters.
Documents not incorporated by reference
The Audit Committee Report and the Compensation Committee Report are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Act of 1934, as amended (the “Exchange Act”) except to the extent that we specifically, and in writing, incorporate such information by reference. Web links throughout this document are provided for convenience only, and the information contained on our website or other web links is not incorporated by reference in, nor is it considered to be a part of, this Proxy Statement.
Other Information
We are not aware of any matters other than those discussed in the foregoing materials contemplated for action at the 2021 Annual Meeting. The person(s) named in your proxy will vote in accordance with the recommendation of the Board on any other matters incidental to the conduct of, or otherwise properly brought before, the Annual Meeting. Discretionary authority for them to do so is contained in the proxy.
SEC rules permit companies, brokers, banks or other intermediaries to deliver a single copy of this Proxy Statement and Annual Report to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of our Proxy Statement and Annual Report. If you would like to opt out of this practice for future mailings and receive separate Proxy Statements and Annual Reports for each stockholder sharing the same address, please contact your broker, bank or other intermediary.
Stockholders sharing an address that are receiving multiple copies of the Proxy Statement or Annual Report can request delivery of a single copy of the Proxy Statement or Annual Report by contacting their broker, bank or other intermediary or sending a written request to the Company at Primoris Services Corporation, 2300 N. Field Street, Suite 1900, Dallas, Texas 75201, Attention: Investor Relations, or by contacting us at (214) 740-5600. You may also obtain a

2021 PROXY STATEMENT	PRIMORIS | 53

separate Proxy Statement or Annual Report without charge by sending a written request to the above address. We will promptly send additional copies of the Proxy Statement or Annual Report upon receipt of such request.
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is being mailed to all stockholders of record with this Proxy Statement. The Annual Report on Form 10-K does not constitute, and should not be considered, a part of this proxy solicitation material.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC is available without charge upon written request to:
Primoris Services Corporation
2300 N. Field Street, Suite 1900
Dallas, Texas 75201
Attention: Investor Relations
Any stockholder or stockholder’s representative, who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting, may request reasonable assistance or accommodation from us by contacting Primoris Services Corporation, 2300 N. Field Street, Suite 1900, Dallas, Texas 75201, or at (214) 740-5600. To provide us with sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by April 27, 2021.
Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.
By Order of the Board of Directors,
John M. Perisich
Executive Vice President, Chief Legal Officer and Secretary

54 | PRIMORIS	2021 PROXY STATEMENT

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PRIMORIS SERVICES CORPORATION

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Central Time, on May 3, 2021.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

1. Election of Directors—The Board recommends a vote **"FOR"** each listed nominee as a Director for a one-year term expiring in 2022:

Nominees:

		FOR	WITHHOLD
(1)	Stephen C. Cook	☐	☐
(2)	David L. King	☐	☐
(3)	Carla S. Mashinski	☐	☐
(4)	Terry D. McCallister	☐	☐
(5)	Thomas E. McCormick	☐	☐
(6)	Jose R. Rodriguez	☐	☐
(7)	John P. Schauerman	☐	☐
(8)	Robert A. Tinstman	☐	☐
(9)	Patricia K. Wagner	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

Please Mark Here for Address Change or Comments – SEE REVERSE SIDE ☐

CONTROL NUMBER

Signature ______________________ **Signature, if held jointly** ______________________ **Date** __________, **2021.**

Note: Please date this Proxy and sign it exactly as your name or names appear above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the president or other authorized officer. If shares are held by a partnership, please sign in full partnership name by an authorized person.

The Proxy Statement, Annual Report on Form 10-K and our 2020 Annual Report to Stockholders are available at https://www.cstproxy.com/Primoris/2021

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PRIMORIS SERVICES CORPORATION

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 4, 2021

The undersigned hereby appoints David L. King as Proxy holder, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated on the reverse side, all eligible shares of Common Stock of Primoris Services Corporation, held of record by the undersigned as of March 15, 2021, which the undersigned may be entitled to vote at the 2021 Annual Meeting of Stockholders to be held at 9:00 a.m., Central Time, on Tuesday, May 4, 2021, on the 8th floor of our offices at 2300 N. Field Street, Dallas, Texas 75201, and virtually at https://www.viewproxy.com/Primoris/2021/vm, and any continuation(s), postponement(s) or adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED ACCORDING TO YOUR INSTRUCTIONS. IF NO INSTRUCTIONS ARE GIVEN BUT THE PROXY IS SIGNED, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES LISTED IN PROPOSAL 1 AND FOR ON PROPOSAL 2. IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

IMPORTANT—PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY

Address Change/Comments (mark the corresponding box on the reverse side)

____

____

____

(Continued and to be marked, dated and signed, on the other side)